                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                                   COMPASS G
                           COMBINATION FIXED/VARIABLE
                                 GROUP ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A CERTIFICATE UNDER THE CONTRACT. THE CONTRACT AND CERTIFICATE ARE MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE COMPASS G ANNUITY

      The Compass G Combination Fixed/Variable Group Annuity is a master group flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. We issue the Contract to the employer or other group that establishes the plan, which we call the "Owner." We issue a certificate to each participant under the Contract (a "Certificate"). The Contract and Certificate are intended to help you achieve your retirement savings or other long-term investment goals.

      The Certificate has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase payments are made under the Certificate; any investment earnings under your Certificate accumulate on a tax-deferred basis and are taxed as income only when withdrawn. The Owner (or you, if permitted by your plan) determine the length of the Accumulation Phase. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Certificate during the Accumulation Phase.

      The Owner (or you, if permitted by your plan) may choose among a range of variable investment options and fixed interest options. For a variable investment return, the Owner (or you, if permitted by your plan) choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") or one of the mutual funds (the "Mutual Funds") listed in Section 4. However, if you participate under a Contract that is not tax-qualified or that is not held by a trustee or custodian on behalf of the Owner, only Sub-Accounts that invest in the Series may be chosen. The value of any portion of your Certificate allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series or Mutual Funds selected, and you may experience losses. For a fixed interest rate, the Owner (or you, if permitted by your plan) may choose one or more of the 1-, 3-, 5- or 7-year Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract and Certificate are designed to meet your need for investment flexibility. Until we begin making annuity payments under your Certificate, the Owner (or you, if permitted by your plan) can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as the Owner (or you, if permitted by your plan) can elect to have your Certificate's value accumulate on either a variable or fixed basis, or a combination of both, the Owner (or you, if permitted by your plan) can elect to receive annuity payments on either a variable or fixed basis or both. Annuity payment methods (1), (2) and (3) described below are available to provide either a fixed or variable annuity (or a combination of both) and annuity payment methods (4) and (5) are available only to provide a fixed annuity. If any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. The Owner (or you, if permitted by your plan) can select from among the following methods of receiving either variable or fixed annuity payments under your Certificate: (1) monthly payments continuing for your lifetime; (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period selected; (3) monthly payments for your lifetime and the life of another designated person (usually your spouse);
(4) fixed monthly payments for a specified number of years; and (5) a fixed payment option where we will hold the amount applied to provide fixed annuity payments, with interest accrued at the rate we determine from time to time, which will be at least 4% per year. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CERTIFICATE

      The amount of purchase payments made under a Certificate may vary; however, we will not accept purchase payments that, on an annualized basis, are less than $300 in the first year of the Certificate, and each purchase payment must be at least $25. We will not accept a purchase payment if your account value is over $1 million, or if the purchase payment would cause your account value to exceed $1 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      The Owner (or you, if permitted by your plan) may allocate money among Sub-Accounts investing in the following Mutual Funds and the following Series of the MFS/Sun Life Series Trust:

MUTUAL FUNDS                                   SERIES OF SERIES FUND
MFS Global Governments Fund                    Money Market Series
MFS Bond Fund                                  High Yield Series
MFS Total Return Fund                          Capital Appreciation Series
Massachusetts Investors Trust                  Government Securities Series
Massachusetts Investors Growth Stock Fund
MFS Growth Opportunities Fund

      Market conditions will determine the value of an investment in any Mutual Fund or Series. Each Mutual Fund is described in the prospectus of that Mutual Fund and each Series is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, the Owner (or you, if permitted by your plan) may allocate money to one or more of the 1-, 3-, 5- or 7-year Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      We impose an annual Account Fee on your Account that ranges from $12 to $25, depending on the total amount of purchase payments made to all Certificates under the Contract. We also deduct insurance charges ranging from 0.95% to 1.30% per year of the average daily value of the Certificate allocated among the Sub-Accounts, depending on the total amount of Purchase Payments made to all Certificates under the Contract.

      There are no sales charges when you purchase your Certificate. However, if money is withdrawn from your Account, we will, with certain exceptions, impose a withdrawal charge. Your Certificate allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of the withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment withdrawn and is determined in accordance with the table below. The percentage varies according to the number of Account Years the purchase payment has been held in your account, including the year in which you made the payment, but not the year in which you withdraw it.

   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
    HELD IN
  YOUR ACCOUNT     WITHDRAWAL CHARGE
----------------   -----------------
  0-2                      6%
  3                        5%
  4                        4%
  5                        3%
  6                        2%
  7                        1%
  8                        0%

      If the Owner withdraws, borrows, transfers, or annuitizes (for a payout period of less than five years) money allocated to a 3-, 5- or 7-year Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to your Guarantee Period, and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the rate currently declared, then the adjustment will decrease your Account value. Conversely, if your Guaranteed Interest Rate is higher than the current rate, the adjustment will increase your Account value.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Series and each Mutual Fund, which range from 0.57% to 1.34% of the average net assets of the Series or Mutual Fund, depending upon the Series or Mutual Fund selected.

      The following chart is designed to help you understand the expenses you will incur under your Certificate, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses for each Series or Mutual Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Certificate. The examples assume that you invested $1,000 in a Certificate that earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      "Total Annual Insurance Charges" of 1.60% as shown in the table below include the insurance charges of 1.30%, plus an additional 0.30%, which is used to represent the annual Account Fee, each of which is based on an assumed $8,333 of Purchase Payments made to all Certificates under the Contract. The actual impact of the Account Fee may be greater or less than 0.30%, depending upon the Contract.

                                                                                                       EXAMPLES:
                                                                                                   TOTAL EXPENSES AT
                                                     TOTAL ANNUAL     TOTAL ANNUAL     TOTAL      --------------------
                                                      INSURANCE           FUND         ANNUAL        1          10
SUB-ACCOUNT                                            CHARGES          EXPENSES      EXPENSES      YEAR       YEARS
-----------                                        ----------------   ------------   ----------   --------   ---------
MFS Global Governments Fund......................       1.60%            1.39%         2.99%        $84        $331
MFS Bond Fund....................................       1.60%            0.93%         2.53%        $80        $287
MFS Total Return Fund............................       1.60%            0.90%         2.50%        $79        $284
Massachusetts Investors Trust....................       1.60%            0.87%         2.47%        $79        $281
Massachusetts Investors Growth Stock Fund........       1.60%            0.85%         2.45%        $79        $279
MFS Growth Opportunities Fund....................       1.60%            0.80%         2.40%        $78        $274
MFS/Sun Life Money Market Series.................       1.60%            0.58%         2.18%        $76        $251
MFS/Sun Life High Yield Series...................       1.60%            0.83%         2.43%        $79        $277
MFS/Sun Life Capital Appreciation Series.........       1.60%            0.75%         2.35%        $78        $269
MFS/Sun Life Government Securities Series........       1.60%            0.62%         2.22%        $77        $255

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Your earnings are not taxed until you take them out of your Certificate. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable as income, unless your Certificate is funded with pre-tax or tax deductible dollars (such as with a pension or IRA contribution), in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      The Owner (or you, if permitted by your plan) can withdraw money from your Certificate at any time during the Accumulation Phase. A portion of the value of your Certificate may be withdrawn in each year without the imposition of the withdrawal charge -- 10% of all Payments made in the last 7 years, plus any Payment we have held for at least 7 years. We do not apply any withdrawal charge to withdrawals made from a Certificate that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made. All other Purchase Payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon transfers or annuitization if the payout period is at least five years.

      In addition to the withdrawal charge, amounts withdraw, borrowed, transfer or annuitized (for payout periods of less than five years) from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      We also make loans under tax-qualified Contracts.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Certificate will increase or decrease depending upon the investment performance of the Series or Mutual Funds chosen.

      The following chart shows total returns for investment in the Sub-Accounts where the corresponding Mutual Fund or Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Mutual Funds, Series and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.

                                                                      CALENDAR YEAR
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT              2000       1999       1998       1997       1996       1995       1994       1993       1992       1991
-----------            --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS Bond Fund........    6.87%      (3.19)%    3.12%      8.88%      2.55%     19.83%     (6.26)%    12.32%      4.86%      17.44%
Capital Appreciation
  Series.............  (13.05)%     30.99%    27.02%     21.51%     19.88%     32.71%     (4.89)%    16.44%     12.05%      39.08%
MFS Global
  Governments Fund...   (0.40)%     (4.66)%    2.72%     (0.98)%     3.98%     13.94%     (7.78)%    16.78%      0.01%      12.21%
Government Securities
  Series.............  (10.21)%     (3.14)%    7.29%      7.31%      0.26%     16.10%     (3.47)%     7.26%      5.37%      14.29%
MFS Growth
  Opportunities
  Fund...............  (12.97)%     31.19%    27.49%     21.70%     20.20%     32.73%     (5.40)%    14.30%      6.14%      20.91%
High Yield Series....   (8.47)%      5.51%    (0.73)%    11.71%     10.62%     15.50%     (3.54)%    16.18%     13.45%      45.79%
Massachusetts
  Investors Growth
  Stock Fund.........   (8.95)%     37.07%    38.15%     46.31%     21.14%     26.76%     (7.97)%    12.97%      5.08%      45.91%
Massachusetts
  Investors Trust....   (2.12)%      7.51%    21.34%     29.92%     24.30%     37.46%     (2.34)%     8.56%      5.98%      26.12%
Money Market
  Series.............    4.11%       3.38%     3.63%      3.68%      3.52%      4.05%      2.32%      1.27%      1.97%       4.43%
MFS Total Return
  Fund...............   17.06%       1.01%    10.47%     19.05%     13.22%     25.31%     (3.99)%    13.64%      9.17%      20.14%

      9. DEATH BENEFIT

      If you die before your Certificate reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date", which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      The death benefit is equal to the greater of (1) the value of your Account on the Death Benefit Date and (2) the total of the purchase payments made to your Account, minus all withdrawals and loans. The death benefit also will be reduced by any unpaid net loan interest.

      10. OTHER INFORMATION

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CERTIFICATE? The Contract and the Certificates issued under the Contract are designed for those seeking long-term tax deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should not buy a Certificate if you are looking for a short-term investment or if you cannot risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Certificate. On an annual basis, you will receive a complete statement of your transactions over the past year and a summary of your Account values during that period.

      11. INQUIRIES

      If you would like more information about buying a Certificate, please contact your plan administrator. If you have any other questions, please contact us at:

    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
    C/O RETIREMENT PRODUCTS AND SERVICES
    P.O. BOX 1024
    BOSTON, MASSACHUSETTS 02103
    TELEPHONE: TOLL FREE (800) 752-7215

                                                                      PROSPECTUS

                                                                     MAY 1, 2001

                                   COMPASS G
                           COMBINATION FIXED/VARIABLE
                                 GROUP ANNUITY

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D offer the master group flexible payment deferred annuity contracts described in this Prospectus to groups for use in connection with employer, association and other group retirement plans.

      Contract owners may choose among a range of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following mutual funds (the "Mutual Funds") advised by our affiliate Massachusetts Financial Services Company ("MFS"), or one of the following series of the MFS/Sun Life Series Trust (the "Series Fund"), which also is a mutual fund advised by MFS:

MUTUAL FUNDS                                   SERIES OF SERIES FUND
MFS Global Governments Fund                    Money Market Series
MFS Bond Fund                                  High Yield Series
MFS Total Return Fund                          Capital Appreciation Series
Massachusetts Investors Trust                  Government Securities Series
Massachusetts Investors Growth Stock Fund
MFS Growth Opportunities Fund

      If a Contract is not tax-qualified or is not held by a trustee or custodian on behalf of the group or entity, the Contract owner may only choose among the Sub-Accounts that invest in the Series Fund.

      The fixed account options are available for time periods of 1-, 3-, 5-, or 7-years, called Guarantee Periods, and pay interest at a guaranteed rate for each period. The Guarantee Periods are available for all Contracts.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. FOR TAX-QUALIFIED CONTRACTS HELD BY A TRUSTEE OR CUSTODIAN, THIS PROSPECTUS ALSO MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE MUTUAL FUNDS. PLEASE READ THIS PROSPECTUS, THE SERIES FUND PROSPECTUS, AND, IF APPLICABLE, THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT, THE SERIES FUND AND THE MUTUAL FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 35 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

      THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS

                                                               PAGE
Special Terms                                                    4
Expense Summary                                                  4
Summary of Contract Expenses                                     4
Examples                                                         6
Condensed Financial Information                                  7
The Annuity Contract                                             7
Communicating to Us About the Contract                           7
Sun Life Assurance Company of Canada (U.S.)                      8
The Variable Account                                             8
Variable Account Options                                         8
    The MFS/Sun Life Series Trust                                8
    The Mutual Funds                                             9
    MFS                                                         10
The Fixed Account                                               10
The Fixed Account Options: The Guarantee Periods                11
The Accumulation Phase                                          11
    Issuing Your Certificate                                    11
    Amount and Frequency of Purchase Payments                   11
    Allocation of Net Purchase Payments                         12
    Your Account                                                12
    Your Account Value                                          12
    Variable Account Value                                      12
    Fixed Account Value                                         13
    Transfer Privilege                                          14
Withdrawals, Withdrawal Charge, Market Value Adjustment and
  Loan Provision                                                14
    Cash Withdrawals                                            14
    Withdrawal Charge                                           15
    Market Value Adjustment                                     17
    Loans (Qualified Contracts Only)                            18
Contract Charges                                                18
    Account Fee                                                 18
    Mortality and Expense Risk Charge                           19
    Premium Taxes                                               19
    Mutual Fund and Series Fund Expenses                        20
    Modification of Charges                                     20
Death Benefit                                                   20
    Amount of Death Benefit                                     20
    Method of Paying Death Benefit                              20
    Non-Qualified Contracts                                     20
    Selection and Change of Beneficiary                         21
    Payment of Death Benefit                                    21
    Due Proof of Death                                          21
The Income Phase -- Annuity Provisions                          21
    Selection of the Annuity Commencement Date                  21
    Annuity Options                                             22
    Selection of Annuity Option                                 23
    Amount of Annuity Payments                                  23
    Annuity Options as Method of Payment for Death Benefit      25

Other Contract Provisions                                       25
    Exercise of Contract Rights                                 25
    Change of Ownership                                         25
    Voting of Mutual Fund and Series Fund Shares                25
    Periodic Reports                                            26
    Substitution of Securities                                  26
    Change in Operation of Variable Account                     27
    Splitting Units                                             27
    Modification                                                27
    Discontinuance of New Participants                          27
    Custodian                                                   27
    Right to Return (IRAs Only)                                 28
Tax Considerations                                              28
Texas Optional Retirement Program                               32
Administration of the Contracts                                 32
Distribution of the Contracts                                   33
Available Information                                           33
Incorporation of Certain Documents by Reference                 33
State Regulation                                                33
Legal Proceedings                                               34
Accountants                                                     34
Financial Statements                                            34
Table of Contents of Statement of Additional Information        35
Appendix A -- Glossary                                          37
Appendix B -- Condensed Financial Information --
  Accumulation Unit Values                                      40
Appendix C -- Withdrawals, Withdrawal Charges and the Market
  Value Adjustment                                              41

                                 SPECIAL TERMS

      The Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series Fund and Mutual Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus and the Mutual Fund prospectuses. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES

      The purpose of the following table is to help Owners, Participants and prospective purchasers to understand the costs and expenses that are borne, directly and indirectly, by Owners and/or Participants WHEN PAYMENTS ARE ALLOCATED TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of the Funds. The expense information for certain Funds has been restated to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "How the Contract Charges Are Assessed" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

                                                          MONEY              HIGH              CAPITAL          GOVERNMENT
                                                         MARKET              YIELD          APPRECIATION        SECURITIES
                                                         SERIES             SERIES             SERIES             SERIES
OWNER TRANSACTION EXPENSES                               ------             ------             ------             ------
Sales Load Imposed on Purchases.................      0                  0                  0                  0
Deferred Sales Load (as a percentage of Purchase
  Payments withdrawn) (1)
  Years Payment in Participant's Account
    0-2.........................................      6%                 6%                 6%                 6%
    3...........................................      5%                 5%                 5%                 5%
    4...........................................      4%                 4%                 4%                 4%
    5...........................................      3%                 3%                 3%                 3%
    6...........................................      2%                 2%                 2%                 2%
    7...........................................      1%                 1%                 1%                 1%
    8...........................................      0%                 0%                 0%                 0%
Exchange Fee....................................      0                  0                  0                  0

ANNUAL CONTRACT FEE (2)                                                          $25 per Contract
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees (2).............      1.30%              1.30%              1.30%              1.30%
Other Fees and Expenses of the Separate
  Account.......................................      0.00%              0.00%              0.00%              0.00%
Total Separate Account Annual Expenses..........      1.30%              1.30%              1.30%              1.30%
FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)
Management Fees.................................      0.50%              0.75%              0.71%              0.55%
Other Expenses..................................      0.08%              0.08%              0.04%              0.07%
Total Fund Annual Expenses (3)..................      0.58%              0.83%              0.75%              0.62%
                                                                                                    (CONTINUED ON NEXT PAGE)

                                       MGG             MFB             MTR             MIT             MIG             MGO
OWNER TRANSACTION EXPENSES             ---             ---             ---             ---             ---             ---
Sales Load Imposed on Purchases...  0               0               0               0               0               0
Deferred Sales Load (as a
  percentage of Purchase
  Payments withdrawn) (1)
  Years Payment in Participant's
    Account
    0-2...........................  6%              6%              6%              6%              6%              6%
    3.............................  5%              5%              5%              5%              5%              5%
    4.............................  4%              4%              4%              4%              4%              4%
    5.............................  3%              3%              3%              3%              3%              3%
    6.............................  2%              2%              2%              2%              2%              2%
    7.............................  1%              1%              1%              1%              1%              1%
    8.............................  0%              0%              0%              0%              0%              0%
Exchange Fee......................  0               0               0               0               0               0

ANNUAL CONTRACT FEE (2)                                                 $25 per Contract
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average separate account
  assets)
Mortality and Expense Risk Fees
  (2).............................  1.30%           1.30%           1.30%           1.30%           1.30%           1.30%
Other Fees and Expenses of the
  Separate Account................  0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
Total Separate Account Annual
  Expenses........................  1.30%           1.30%           1.30%           1.30%           1.30%           1.30%
FUND ANNUAL EXPENSES
(as a percentage of Fund average
  net assets)
Management Fees...................  0.75%           0.39%           0.35%           0.33%           0.33%           0.42%
12b-1 Fees (4)....................  0.25%(5)        0.30%(7)        0.35%           0.35%           0.35%           0.20%(5)(6)
Other Expenses (8)................  0.39%           0.24%           0.20%           0.19%           0.17%           0.18%
Total Fund Annual Expenses........  1.39%           0.93%           0.90%           0.87%           0.85%           0.80%

------------
(1) A portion of the Participant's Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2) The Annual Contract Fee ("Account Fee") and Mortality and Expense Risk Fees ("Asset Charge") decline based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:

PURCHASE PAYMENTS                                        ACCOUNT FEE        ASSET CHARGE
-----------------                                        -----------        ------------
          up to $250,000  ........................           $25                1.30%
  $250,000 to $1,499,999  ........................           $18                1.25%
$1,500,000 to $4,999,999  ........................           $15                1.10%
     $5,000,000 and over  ........................           $12                0.95%

(3) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected in the table. If these fees had been taken into account, "Total Fund Expenses" would be 0.74% for the Capital Appreciation Series and 0.82% for the High Yield Series.

(4) Each of the Funds has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund -- Distribution Plan" in the Fund's prospectus.

(5) Payment of the 0.10% per annum Class A distribution fee will be imposed on such date as the Trustees of the Fund may determine.

(6) The 0.35% per annum distribution/service fee is reduced to 0.25% for shares purchased prior to March 1, 1991.

(7) 0.05% of the Class A distribution fee is currently being paid by the Fund. Payment of the remaining portion of the Class A distribution fee will become payable upon such date as the Trustees of the Trust may determine.

(8) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would be as follows: MGG, 1.36%; MFB, 0.91%; MTR, 0.89%; MIT, 0.86%; MIG, 0.84%; and MGO, 0.78%.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $8,333 and a 5% annual return:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Bond Fund...............................................    $80        $124       $162       $287
Capital Appreciation Series.................................    $78        $118       $153       $269
MFS Global Governments Fund.................................    $84        $137       $184       $331
Government Securities Series................................    $77        $114       $146       $255
MFS Growth Opportunities Fund...............................    $78        $120       $155       $274
High Yield Series...........................................    $79        $121       $157       $277
Massachusetts Investors Growth Stock Fund...................    $79        $121       $158       $279
Massachusetts Investors Trust Fund..........................    $79        $122       $159       $281
Money Market Series.........................................    $76        $113       $144       $251
MFS Total Return Fund.......................................    $79        $123       $160       $284

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $8,333 and a 5% annual return:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Bond Fund...............................................    $26        $79        $135       $287
Capital Appreciation Series.................................    $24        $73        $126       $269
MFS Global Governments Fund.................................    $30        $92        $157       $331
Government Securities Series................................    $23        $69        $119       $255
MFS Growth Opportunities Fund...............................    $24        $75        $128       $274
High Yield Series...........................................    $25        $76        $130       $277
Massachusetts Investors Growth Stock Fund...................    $25        $76        $131       $279
Massachusetts Investors Trust Fund..........................    $25        $77        $132       $281
Money Market Series.........................................    $22        $68        $117       $251
MFS Total Return Fund.......................................    $25        $78        $133       $284

                        CONDENSED FINANCIAL INFORMATION

      Ten-year historical information about the value of the units we use to measure the variable portion of Contracts ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") offer the Compass G Combination Fixed/ Variable Group Annuity to employers, associations and other groups for use in connection with their retirement plans. We issue the Contract to the Owner. The Contract covers all individuals participating under the Contract. Each individual receives a Certificate that evidences his or her participation under the Contract.

      In this Prospectus, unless we state otherwise, we refer to the employer, association or other group establishing the Contract as the "Owner" even though the legal owner of the Contract may be a trustee or custodian. We refer to participating individuals under Contracts as "Participants" and we refer to Participants as "you." For the purpose of determining benefits under a Contract, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account." We will only accept instructions and elections regarding Participant Accounts from the Owner. However, under the terms of your particular plan, you may be entitled to make certain decisions and elections which the Owner will communicate to us on your behalf.

      The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which payments are made under the Contract and allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until they are withdrawn. It provides a death benefit if you die during the Accumulation Phase. Finally, if the Owner (or you, if permitted by your plan) so elects, during the Income Phase we will make payments to you for life or for another period that the Owner (or you, if permitted by your plan) chooses.

      The Owner (or you, if permitted by your plan) chooses these benefits on a variable or fixed basis or a combination of both. When a variable investment option or a Variable Annuity option is chosen, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When a Guarantee Period in our Fixed Account or a Fixed Annuity option is chosen, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 4% per year, compounded annually.

      The Contracts are designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code. After May 1, 1990 we will not issue Contracts for use with deferred compensation plans established under Section 457 of the Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                     COMMUNICATING TO US ABOUT THE CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or
(2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on August 20, 1985, pursuant to a resolution of our Board of Directors. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in (1) shares of one of the four Series of the MFS/Sun Life Series Trust (the "Series Fund") that we offer for the Contracts and (2) for Qualified Contracts held by a trustee or custodian on behalf of the entity or group, Class A shares of one of the Mutual Funds. All amounts allocated to the Variable Account will be used to purchase Mutual Fund or Series Fund shares as designated by the Owner (or you, if permitted by your plan) at their net asset value. Any and all distributions made by the Mutual Funds or Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, loans, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Mutual Fund or Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund and Mutual Fund shares at all times.

                            VARIABLE ACCOUNT OPTIONS

THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 4 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

      A more detailed description of the Series Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of the Series Fund, and in the Series Fund's Statement of Additional Information, which is available by calling 1-800-752-7215.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

      For Non-Qualified Contracts used for deferred compensation and payroll savings plans and Qualified Contracts that are not held by trustees or custodians, the Series of the Series Fund described above are the only variable investment options available.

THE MUTUAL FUNDS

      For Qualified Contracts that are held by a trustee or custodian on behalf of the entity or group, the following Mutual Funds also are available as variable investment options:

     MFS-REGISTERED TRADEMARK- GLOBAL GOVERNMENTS FUND ("MGG") (formerly, MFS-Registered Trademark- World Governments Fund) will seek to provide income and capital appreciation. MGG invests, under normal conditions, at least 65% of its total assets in U.S. Government securities and foreign government securities (including emerging market securities and Brady Bonds). MGG may also invest in corporate bonds, including investment grade bonds, lower rated bonds (junk bonds), crossover bonds, and mortgage-backed and asset-backed securities.

     MFS-REGISTERED TRADEMARK- BOND FUND ("MFB") will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. MFB's secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

     MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR") will primarily seek to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests: (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities, and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MASSACHUSETTS INVESTORS TRUST ("MIT") will seek long-term growth of capital with a secondary objective to seek reasonable current income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While MIT may invest in companies of any size, it generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. MIT will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

     MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG") will seek long-term growth of capital and future income rather than current income. MIG invests its assets (except for working cash balances) in the common stocks and securities convertible into common stocks, of companies which its investment adviser believes offer better-than-average prospects for long-term growth.

     MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO") will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stock and related equity securities (such as preferred stock, convertible securities, and depositary receipts) of companies which MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or economic conditions make these securities attractive.

      A more detailed description of each Mutual Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of that Mutual Fund, and in that Mutual Fund's Statement of Additional Information, which are available by calling 1-800-752-7215.

MFS

      Each of the Mutual Funds and the Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to the other funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreements is solely that of MFS. We undertake no obligation in this regard.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts allocated to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      The Owner (or you, if permitted by your plan) may elect one or more of the 1, 3, 5 or 7 year Guarantee Periods we make available for the Contracts. We publish Guaranteed Interest Rates for each Initial Guarantee Period and Subsequent Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 4% per year, compounded annually. Also, once we have accepted an allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      Early withdrawals from allocations to a 3, 5 or 7 year Initial Guarantee Period or Subsequent Guarantee Period, including cash withdrawals, transfers, loans and commencement of an annuity with a payout period of less than five years, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase, payments are made into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if the Contract is surrendered, your Account is withdrawn in full or you die before the Annuity Commencement Date.

ISSUING YOUR CERTIFICATE

      To purchase a Compass G Annuity, a completed Participant Enrollment Form and your initial Purchase Payment are sent to us for acceptance. We issue a Certificate to you as a Participant under a Contract when we accept your Participant Enrollment Form.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Participant Enrollment Form. If your Participant Enrollment Form is not complete, we will notify you. If we do not have the necessary information to complete the Participant Enrollment Form within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Participant Enrollment Form is made complete. Then we will apply the Purchase Payment within 2 business days of when the Participant Enrollment Form is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept Purchase Payments that, on an annualized basis, are less than $300 for the first Account Year, and each Purchase Payment must be at least $25. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      Each Purchase Payment may be allocated among the different Sub-Accounts and Initial Guarantee Periods we offer. In your Participant Enrollment Form, you specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. The Owner (or you, if permitted by your plan) may change the allocation factors for future Payments by sending us written notice of the change, on our required form. We will use the new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from Purchase Payments. See "Contract Charges -- Premium Taxes." In that case, we will credit the Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Certificate.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Certificate: the Variable Account portion of your Certificate ("Variable Account Value") and the Fixed Account portion of your Certificate ("Fixed Account Value"). These 2 components are calculated separately, as described below.

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

    (a) is the net result of:

       (1) the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the Valuation Period, plus

       (2) the per share amount of any dividend or other distribution declared by the Mutual Fund or Series issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

       (3) a per share credit or charge with respect to any taxes paid, or reserved for by us during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

    (b) is the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by us for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when amounts are transferred, withdrawn or borrowed from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      INITIAL AND SUBSEQUENT GUARANTEE PERIODS

      Net Purchase Payments may be allocated to any Initial Guarantee Period we offer. Unless, within the 30 day period before the Expiration Date of an Initial Guarantee Period, we receive written notice from the Owner electing a different Subsequent Guarantee Period from among those we then offer, a Subsequent Guarantee Period of the same duration as the Initial Guarantee Period will begin automatically for the amount then allocated to the Initial Guarantee Period on the first day following the Expiration Date of the Initial Guarantee Period. Each Subsequent Guarantee Period also will automatically renew for another Subsequent Guarantee Period of the same length unless the Owner elects a different Subsequent Guarantee Period within the 30 day period prior to the Expiration Date of the current Subsequent Guarantee Period.

      FIXED ACCUMULATION UNITS

      In order to calculate your Fixed Account Value, we use a measure called a Fixed Accumulation Unit for each Guarantee Period. Your Fixed Account Value is the sum of the values of all Fixed Accumulation Units credited to your Account.

      We determine the number of Fixed Accumulation Units credited to your Account by dividing the dollar amount of a Net Purchase Payment allocated to an Initial Guarantee Period by the value of the Fixed Accumulation Unit related to that Guarantee Period for the Valuation Period during which we receive the Purchase Payment.

      FIXED ACCUMULATION UNIT VALUE

      We establish the value of each type of Fixed Accumulation Unit at $10.00 for the first Valuation Period of the calendar month in which a Purchase Payment is credited to your Account. The value of the Fixed Accumulation Unit increases for each successive Valuation Period as interest is accrued at the applicable Guaranteed Interest Rate. At the end of any Initial Guarantee Period we will exchange the Fixed Accumulation Units credited to your Account for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Subsequent Guarantee Period to which your Account is allocated as interest is accrued at the applicable Guaranteed Interest Rate.

      EARLY WITHDRAWALS

      If, before its Expiration Date, an allocation to a 3, 5 or 7 year Guarantee Period is withdrawn, transferred, borrowed or annuitized over a payout period of less than five years, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, the Owner may transfer all or part of a Participant's Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

    - No more than 12 transfers may be made in any Account Year;

    - The amount transferred from a Sub-Account or Guarantee Period must be at least $1,000 unless the entire balance in that Sub- Account or Guarantee Period is being transferred;

    - Your Account Value remaining in a Sub-Account must be at least $1,000; and

    - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund or the applicable Mutual Fund.

      There is no charge for transfers; however, transfers out of a 3-, 5- or 7-year Guarantee Period will be subject to the Market Value Adjustment. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      Owners may request transfers in writing.

      If we receive a transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

            WITHDRAWALS, WITHDRAWAL CHARGE, MARKET VALUE ADJUSTMENT
                               AND LOAN PROVISION

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase the Owner may withdraw in cash all or any portion of a Participant's Account Value. To make a withdrawal, the Owner must send us a written request at our Annuity Service Mailing Address. We may require a signature guarantee for withdrawals of more than $5000. In some cases, such as withdrawals by a corporation, partnership, agent or fiduciary, we may require additional documentation.

      A request must specify whether the Owner wants to withdraw the entire amount of a Participant Account or, if less, the amount the Owner wishes to withdraw. Upon request we will notify the Owner of the amount we would pay in the event of a full or partial withdrawal.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from a Participant's Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If the Owner requests a full withdrawal, we calculate the amount we will pay as follows. We start with the total value of the Participant Account at the end of the Valuation Period during which we receive the withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to withdrawn Fixed Account Value.

      A full withdrawal results in the surrender of the Participant's Certificate, and cancellation of all of the Participant's rights and privileges under the Contract.

      PARTIAL WITHDRAWALS

      If the Owner requests a partial withdrawal from a Participant Account, we calculate the amount we will pay as follows. We start with the amount specified in the request; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add or subtract the amount of any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account. We reduce the value of the Participant Account by deducting the amount specified in the request. Partial withdrawals may be limited by the maximum loan limitation.

      The Owner may specify the amount to be withdrawn from each Sub-Account and Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the withdrawal request.

      If the Owner requests a partial withdrawal that would result in the Participant's Account Value being reduced to an amount less than the Account Fee for the Account Year in which the withdrawal is made, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay the applicable amount of any full or partial withdrawal within 7 days after we receive the withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn from the Variable Account only for following periods:

    - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - when it is not reasonably practical to dispose of securities held by the Mutual Funds or Series Fund or to determine the value of the net assets of the Mutual Funds or Series Fund, because an emergency exists; and

    - when an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts withdrawn from the Fixed Account for up to 6 months from the date we receive a withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If you participate under a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for
Section 403(b) annuities. See "Federal Tax Status -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE

      We do not deduct any sales charge from Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts withdrawn from a Participant Account. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      ORDER OF WITHDRAWAL

      We consider all amounts withdrawn from a Participant Account to be withdrawn first from Purchase Payments that have not previously been withdrawn, starting with the earliest Payment and continuing until all Payments have been withdrawn. Once all Purchase Payments have been withdrawn, we attribute additional amounts withdrawn to "accumulated value"; that is, the portion of a Participant's Account Value that exceeds the total of all Purchase Payments made to the Account.

      For convenience, in this Prospectus we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

      FREE WITHDRAWAL AMOUNT

      In each Account Year the Owner may withdraw the following amounts from a Participant's Account Value before incurring the withdrawal charge: (1) all Old Payments not previously withdrawn, plus (2) a "free withdrawal amount" equal to 10% of the amount of all New Payments. We will apply the free withdrawal amount to reduce the amount of New Payments withdrawn that is subject to the withdrawal charge, starting with the earliest New Payment. All New Payments withdrawn in excess of the free withdrawal amount will be subject to the withdrawal charge.

      Accumulated value may be withdrawn without the imposition of the withdrawal charge. In addition, we do not apply any withdrawal charge to withdrawals made from a Participant Account that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made.

      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the portion of any New Payments withdrawn, less any applicable free withdrawal amount, by a percentage. The percentage varies according to the number of Account Years the New Payment has been held in the Participant Account, including the Account Year in which the Payment was made but not the Account Year in which it was withdrawn (Payments made and withdrawn in the same year are considered to be held for 0 years). The applicable percentages are as follows:

   NUMBER OF
 ACCOUNT YEARS
PURCHASE PAYMENT
  HAS BEEN IN
  YOUR ACCOUNT     PERCENTAGE
----------------   ----------
  0-2                  6%
  3                    5%
  4                    4%
  5                    3%
  6                    2%
  7                    1%
  8                    0%

      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments made to the Participant's Account.

      We may modify the withdrawal charges and limits, upon notice to the Owner. However, any modification will only apply to Accounts established after the date of the modification.

      EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

      Assume the Owner wishes to make a $25,000 withdrawal from a Participant Account in Account Year 10. An initial Purchase Payment of $10,000 was made in Account Year 1, an additional Purchase Payment of $8,000 was made in Account Year 8, and no previous withdrawals have been made. The Participant's Account Value in Account Year 10 is $35,000.

      We attribute the withdrawal first to the oldest Purchase Payment made, the $10,000 Payment made in Account Year 1. Because that Payment has been held in the Participant Account for more than 7 Account Years, it is an Old Payment and is not subject to the withdrawal charge.

      We attribute the next $8,000 of the withdrawal to the Purchase Payment made in Account Year 8, which is a New Payment. The free withdrawal amount in Account Year 10 is $800 (10% of the $8000 Payment made in Account Year 8, the only New Payment). We apply the free withdrawal amount to reduce the amount of the New Payment withdrawn, so only $7,200 of the $8000 New Payment is subject to the withdrawal charge. Because the New Payment has been held in the Participant Account for only two Account Years, the withdrawal charge will be 5% of $7,200, or $360.

      The remaining $7,000 of the withdrawal is attributed to accumulated value and is not subject to the withdrawal charge.

      For additional examples of how we calculate withdrawal charges, please see Appendix C.

      We do not impose the withdrawal charge on amounts applied to provide an annuity with a payout period of at least five years, amounts we pay as a death benefit, or amounts transferred among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if the Owner withdraws, borrows or transfers amounts from Guarantee Periods of 3, 5 or 7 years. For this purpose, using Fixed Account Value to provide an annuity with a payout period of less than five years is considered a withdrawal, and the Market Value Adjustment will apply. We apply the Market Value Adjustment to each separate allocation made to a Guarantee Period together with interest credited on that allocation.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since the last allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Current Rate for Guarantee Periods equal to your Guarantee Period is higher than your Guaranteed Interest Rate, the Market Value Adjustment will decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment will increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

              .75 (A-B) X C/12

      where:

      A is the Guaranteed Interest Rate applicable to the amount withdrawn, borrowed, transferred or annuitized;

      B is the Current Rate we declare at the time of the withdrawal, loan, transfer or annuitization for the Guarantee Period equal to the length of time of your Guarantee Period; and

      C is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any applicable Account Fee, withdrawal charge and unpaid Net Loan Interest.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

LOANS (QUALIFIED CONTRACTS ONLY)

      At any time during the Accumulation Phase, the Owner of a Qualified Contract may request a loan from a Participant Account. The maximum amount that may be borrowed is 80% of the Participant Account Value, less any loans outstanding and interest on those loans. The minimum amount is $1,000. All loans under a particular Contract are secured by a security interest we take in the Contract.

      Loans may be subject to restrictions in a particular retirement plan and applicable legislation. You should also carefully consider the tax consequences of a loan. See "Tax Considerations."

      The Owner requests a loan by sending us a written request in the form we specify. For loan requests of over $5,000, the Owner's signature must be guaranteed. In some cases, such as loan requests by a corporation, partnership, agent or fiduciary, we may require additional documentation.

      When we make a loan, we deduct from the Participant Account an amount equal to the loan amount requested plus or minus any Market Value Adjustment. The Owner may specify the amount to be deducted from each Sub-Account and/or Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the loan request. We deposit an amount equal to the loan proceeds into a special loan account, which is part of the Fixed Account. We credit interest to the amount in the loan account at rate we specify at the time of the loan that is lower than the interest rate we charge on the loan itself.

      Interest on the loan accrues daily at the rate we set at the time of the loan. Interest is payable on each anniversary of the date the loan is made and whenever a loan principal payment is made. If interest is not paid when due, we will deduct the amount of the interest from the Participant Account and add it to the principal amount of the loan. The difference between the interest on the loan payable to us and the interest we credit on the amount in the loan account is called "Net Loan Interest."

      The principal of the loan may be repaid in whole or in part at any time during the Accumulation Phase. We will treat any amounts repaid as Purchase Payments to the Participant Account that will be allocated to Guarantee Periods and/or Sub-Accounts in accordance with the allocation factors for the Account in effect at the time.

      A loan must be repaid within five years of the date it is made, unless the loan is used to buy, construct, reconstruct or substantially rehabilitate a dwelling that is used as the principal residence of the Participant or a member of the Participant's immediate family. In that case, the loan must be repaid within ten years.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Account, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary. The deduction of the Account Fee from amounts allocated to the Fixed Account will never cause your Fixed Account Value (adjusted for withdrawals and loans) to increase by less than 4% per year.

      If your Account is withdrawn in full, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the Account Fee in equal amounts from each annuity payment we make during the year.

      The Account Fee deducted from your Account is based on the total Purchase Payments credited to all Participant Accounts under the Contract, as follows:

TOTAL PURCHASE PAYMENTS   ACCOUNT FEE
------------------------  -----------
up to $250,000                $25
$250,000 to $1,499,000        $18
$1,500,000 to $4,999,999      $15
$5,000,000 and over           $12

      We review the total Purchase Payments made under a Contract and semi-annually determine the applicable Account Fee for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower Account Fee, the Account Fee for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

MORTALITY AND EXPENSE RISK CHARGE

      We deduct a mortality and expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The expense risk we assume is the risk that the Account Fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

      The mortality and expense risk charge is based on the total Purchase Payments credited to all Participant Accounts under the Contract, and is deducted from the assets of the Variable Account at the following effective annual rate:

TOTAL PURCHASE PAYMENTS   ANNUAL RATE OF CHARGE
------------------------  ---------------------
up to $250,000                    1.30%
$250,000 to $1,499,000            1.25%
$1,500,000 to $4,999,999          1.10%
$5,000,000 and over               0.95%

      We review the total Purchase Payments made under a Contract and semi-annually determine the applicable mortality and expense risk charge for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower charge, the charge for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments made under the Contract. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount applied to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time a Purchase Payment or full or partial withdrawal is made. We do not make any profit on the deductions we make to reimburse premium taxes.

MUTUAL FUND AND SERIES FUND EXPENSES

      There are fees and charges deducted from each Mutual Fund and each Series of the Series Fund. These fees and expenses are described in the prospectuses and related Statements of Additional Information of the Mutual Funds and the Series Fund.

MODIFICATION OF CHARGES

      We may modify the Account Fee and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of the death benefit, we use a "Death Benefit Date." If the Owner has elected a death benefit payment method before your death and it remains effective, the Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") (unless the Beneficiary is not living on the date of death, in which case the Death Benefit Date is date we receive Due Proof of Death of both you and your Beneficiary). Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death and any required consent or release or the date we receive the Beneficiary's election of either payment method. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit Date. It is equal to greater of (1) your Account Value or (2) the total Purchase Payments made to your Account less the sum of all withdrawals, loans and unpaid Net Loan Interest.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."

      During the Accumulation Phase, the Owner (or you, if permitted by your plan) may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If you participate under a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person named as the Beneficiary under your Certificate, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Certificate in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. In that case, we will not pay a death benefit, and the Account Value will be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Participant Enrollment Form. The Owner may change your Beneficiary at any time during the Accumulation Phase by sending us written notice on our required form, unless an irrevocable Beneficiary designation previously has been made. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

    - An original certified copy of an official death certificate;

    - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    - Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to the Annuitant. If you are alive on the Annuity Commencement Date, you will be the Annuitant. When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

      The Income Phase of your Certificate begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option or Options selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, and the Annuity Option selected cannot be changed. The Owner may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge, Market Value Adjustment and Loan Provision."

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      The Owner (or you, if permitted by your plan) selects the Annuity Commencement Date at the time your Account is established. The Owner (or you, if permitted by your plan) may change the

Annuity Commencement Date from time to time by sending us written notice, with the following limitations:

    - The Annuity Commencement Date must always be the first day of a month.

    - We must receive the notice at least 30 days before the current Annuity Commencement Date.

    - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

    - The latest possible Annuity Commencement Date is the first day of the month following your 85th birthday.

      There may be other restrictions on the selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that the Annuity Commencement Date for a Qualified Contract must be no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Annuity Options A, B, and C may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both. Annuity Options D and E may be selected only to provide a Fixed Annuity. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for Variable Annuity payments will be 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another designated person and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- FIXED MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 5 years to 30 years for Non-Qualified Contracts and 3 years to 30 years for Qualified Contracts, as elected. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. If no Beneficiary is designated, we pay some or all of the discounted value of the remaining payments to the Annuitant's estate. The Beneficiary may also elect to receive some or all of the discounted value of the remaining payments. The discount rate for this purpose will be based on the interest rate we used to determine the amount of each payment. The election of this Annuity Option may result in the imposition of a penalty tax.

      ANNUITY OPTION E -- FIXED PAYMENTS

      We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years for Non-Qualified Contracts) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we will determine from time to time but which will not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. In addition, we guarantee that the Beneficiary will receive any remaining payments if the Annuitant dies before the amount we hold is exhausted. If no Beneficiary is designated, we pay the amount remaining unpaid in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the amount remaining unpaid in one sum. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      The Owner (or you, if permitted by your plan) selects one or more of the Annuity Options, which the Owner (or you, if permitted by your plan) may change from time to time during the Accumulation Phase, as long as we receive the selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received a written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      The Owner (or you, if permitted by your plan) may specify the proportion of your Adjusted Account Value that will provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If a Variable Annuity or a Fixed Annuity is not specified, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. Your Adjusted Account Value applied to a Variable Annuity may be allocated among the Sub-Accounts, or we will use the existing allocations.

      There may be additional limitations on the options that may be elected under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

    - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed;

    - If applicable, we deduct the withdrawal charge and any unpaid Net Loan Interest;

    - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

    - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment-- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment-- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Service Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

      ACCOUNT FEE

      During the Income Phase, we deduct the applicable Account Fee in equal amounts from each annuity payment.

      ANNUITY PAYMENT RATES

      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates for Accounts established after the effective date of such change (See "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1971 Individual Annuitant Mortality Table with ages reduced by one year for Annuity Commencement Dates occurring during the 1980s, two years for Annuity Commencement Dates occurring during the 1990s, and so on.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      The Owner or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      The Contract belongs to the Owner. All Contract rights and privileges can be exercised by the Owner without the consent of the Participant, the Beneficiary or any other person, except as the Owner may provide under the plan or other applicable documents. Such rights and privileges may be exercised, with respect to a particular Participant, only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Participant or Beneficiary; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of any Participant and prior to the last remaining Participant's Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change.

VOTING OF MUTUAL FUND AND SERIES FUND SHARES

      We will vote Mutual Fund and Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Mutual Funds and Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, the Owner will have the right to give voting instructions. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Mutual Fund and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

      Owners of Qualified Contracts may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Mutual Fund and Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Mutual Fund or Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Mutual Fund and Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the particular Mutual Fund or Series Fund. We will determine the number of Mutual Fund or Series Fund shares as to which each such person is entitled to give instructions as of a record not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. On or after the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of one of the shares of the applicable Mutual Fund or Series Fund as of the same date. After the Annuity Commencement Date, the number of Mutual Fund or Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you and the Owner, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement will be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account, the Mutual Funds and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

SUBSTITUTION OF SECURITIES

      Shares of any or all Series of the Series Fund or any particular Mutual Fund may not always be available for investment under the Contract. We may add or delete Mutual Funds or Series of the Series Fund or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Mutual Fund or Series of the Series Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Mutual Fund and Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject;
(ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly Variable Annuity and Fixed Annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Participant Enrollment Forms and the issuance of new Certificates under a Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Contract prior to the effective date of such limitation or discontinuance.

CUSTODIAN

      We are the custodian of the assets of the Variable Account. We will purchase Mutual Fund and Series Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Mutual Fund and Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable

Account, paying charges relating to the Variable Account or making adjustments for annuity reserves in the Variable Account.

RIGHT TO RETURN (IRAS ONLY)

      If the Owner is establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give the Owner a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give the Owner this statement on or before the date the IRA is established. If we give the Owner the disclosure statement before the seventh day preceding the date the IRA is established, the Owner will not have any right of revocation under the Code. If we give the Owner the disclosure statement at a later date, then the Owner may give us a notice of revocation at any time within 7 days after the date the IRA is established. Upon such revocation, we will refund all Purchase Payments made to the Contract.

                               TAX CONSIDERATIONS

      The Contracts described in this Prospectus are designed for use by employer, association and other group retirement plans under the provisions of Sections 401 (including Section 401(k), 403, 408(c), 408(k) and 408(p)) of the Internal Revenue Code (the "Code"), as well as certain non-qualified retirement plans, such as payroll savings plans. The ultimate effect of federal income taxes on the Contract's Accumulation Account and the Participant Account, on an annuity payments and on the economic benefit to the Owner, the Participant, the Annuitant, the Payee or the Beneficiary may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Legislation affecting the tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts purchased before the date of enactment. Also, because the Internal Revenue Code, as amended, is not in force in the commonwealth of Puerto Rico, some references herein will not be applicable to Contracts issued in Puerto Rico. An person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE FEDERAL, STATE OR LOCAL TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account, to the extent applied to increase reserves under the Contracts, are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

      Generally, no taxes are imposed on the increases in the value of a Contract until a distribution occurs, either as annuity payments under the Annuity Option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated where the Annuity Commencement Date occurs within one year of the Date of Coverage. This provision applies to earnings on Purchase Payments made after February 28, 1986.

      The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for the Contract offered by this Prospectus, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the ten percent (10%) penalty tax for early withdrawal is not applicable.

      The Code is unclear in its application to a group annuity contract where the Owner is distinct from the individuals with respect to whom the Contract benefits are accumulated (the Participants). The following discussion is the Company's best understanding of the operation of the Code in the context of group contracts. However, Owners and Participants should consult a qualified tax adviser.

      For Contracts offered by this Prospectus (other than Contracts issued in exchange for contracts issued prior to August 14, 1982, as described above), in the case of a Non-Qualified Contract a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Participant's Account) must be treated first as a withdrawal from the increase in the Participant's Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Participant's income. Similarly, if a Participant receives a loan under a Contract or if part or all of a Participant's Account is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Participant's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Participant's Account value will not be reduced by the amount of any loan, assignment or pledge of the Contract. In addition, all non-qualified deferred annuity certificates or other non-qualified deferred annuity contracts that are issued by the Company to the same Participant during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal from, or assignment or pledge of, one or more such contracts or certificates will be fully includible in the Participant's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts or certificates entered into during the calendar year.)

      The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the Annuity Option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the Participant's cost basis in the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable.

      The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If the Payee survives for his full life expectancy, and thereby recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Payee dies prior to recovering the entire basis, he will be allowed a deduction on his final income tax return for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

      In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a ten percent (10%) penalty, except in the circumstances described below. This ten percent (10%) penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to ten percent (10%) of the portion of the amount which is includible in the recipient's gross income. The circumstances in which this penalty will not apply are distributions which are: (a) made upon the death of the Participant; or (b) allocable to Purchase Payments made before August 14, 1982. Further, in the case of Contracts issued prior to January 18, 1985, the ten percent (10%) penalty on taxable cash withdrawals and lump-sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten (10) year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

      In the case of the Non-Qualified Contracts, if the Participant dies before the Annuity Commencement Date the entire value of the Participant's account must be either (1) distributed within 5 years after the date of death of the Participant, or (2) distributed over some period not greater than the expected life of the designated Beneficiary, with annuity payments beginning within one year after the date of death of the Participant. If a Payee dies on or after the Annuity Commencement Date and before the entire Participant's Account has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. These distribution requirements will not apply where the Beneficiary is the spouse of the Participant; rather, in such a case, the Contract may be continued in the name of the spouse as Participant or Payee. In the case of the Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Participant or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, a chance in the Participant would be treated as the death of the Participant. Distributions required due to the death of the Participant will not be subject to the ten percent (10%) penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and contact a tax adviser regarding distribution requirements upon the death of the Participant.

      A transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse) is treated as the receipt by the Participant of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

      In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a ten percent (10%) penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Participant or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Participants, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

      The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Participant or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that the Participant or Payee chooses not to have any amounts withheld.

      In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Participant or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts.

      Amounts withheld from any distribution may be credited against the Participant's or Payee's federal income tax liability for the year of the distribution.

      The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. The Company believes that each Series of the Series Fund complies with the regulations.

      The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Account) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

      The Qualified Contracts described in this Prospectus are designed for use with several types of qualified retirement plans. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith. The tax rules applicable to participants in such qualified retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Qualified Contracts with the various types of qualified retirement plans. Participants under such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts issued in connection therewith. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax advisor. In addition, Owners, Participants, Payees, Beneficiaries and administrators of qualified retirement plans should consider and consult their tax advisor concerning whether the death benefit payable under the Contract affects the qualified status of their retirement plan. Following are brief descriptions of various types of qualified retirement plans and the use of the Qualified Contracts in connection therewith.

PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. The Contract may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Such retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. Employers intending to use the Qualified Contracts in connection with such plans should seek qualified advice in connection therewith.

TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts and Simple Retirement Accounts, known as an individual Retirement Account ("IRA"). These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA. Contracts are offered by this Prospectus for IRA Trusts, but not for IRAs established as "Individual Retirement Annuities" under Section 408(b) of the Code. Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances as described in the section of this Prospectus entitled "Right to Return Contract."

                       TEXAS OPTIONAL RETIREMENT PROGRAM

      Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, the Company will return the state's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

      The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Contract applications, Participant Enrollment Forms, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of other individual and group combination fixed/variable annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.5% of Purchase Payments. During 2000 $131,126 was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2000, 1999 and 1998 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the Statement of Additional Information.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone or (800) 752-7215.

--------------------------------------------------------------------------------

To:    Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

Please send me a Statement of Additional Information for Compass G Combination Fixed/Variable Group Annuity
     Sun Life of Canada (U.S.) Variable Account D.

Name

               -----------------------------------------------------------------

Address
               -----------------------------------------------------------------

               -----------------------------------------------------------------

City                                      State                       Zip
           ----------------------------          --------------            -------

Telephone
           -----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Certificate (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

      ACCUMULATION ACCOUNT: An account established for the Contract.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you Purchase Payments are made under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The Participant.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Certificate is to be made.

      *ANNUITY OPTION: The method chosen for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

      APPLICATION: The document signed by the Owner or other evidence acceptable to us that serves as the Owner's application for the Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under the Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT DATE: The date on which we issue your Certificate. This is called the "Date of Coverage" in the Contract.

      CURRENT RATE: As of a particular date, the interest rate for a Guarantee Period that would be credited on a compound annual basis on Payments allocated to the Fixed Account on that date. We determine the Current rate from time to time but it will never be less than 4%.

* These items are specified in the Participant Enrollment Form, and may be changed as we describe in this Prospectus.

      DEATH BENEFIT DATE: If the Owner has elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If the Beneficiary is not living on the date of your death, the date on which we receive Due Proof of Death of you and the Beneficiary. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of any Guarantee Period.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ACCUMULATION UNIT: A unit of measure used in the calculation of Fixed Account Value.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited, which may be 1, 3, 5 or 7 years. There are two types of Guarantee Periods : Initial Guarantee Periods and Subsequent Guarantee Periods.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Initial or Subsequent Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      NET LOAN INTEREST: Loan interest payable to us, less any interest credited by us on amounts in the loan account established for the loan.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, or 408 of the Internal Revenue Code.

      *OWNER: The employer, association or other group entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), or Section 408(k) of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

      PARTICIPANT: The person named in the Certificate who is entitled to benefits under the plan as determined and reported to the Company by the Owner.

      PARTICIPANT ENROLLMENT FORM: The document signed by you that serves as your application for participation under the Contract.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

* These items are specified in the Participant Enrollment Form, and may be changed as we describe in this Prospectus.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code of 1986, as amended.

      SERIES FUND: MFS/Sun Life Series Trust.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Mutual Fund or a specific series of the Series Fund.

      VALUATION PERIOD: The period of time from one determination of Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and [WHEN?] on other Business Days.

      VARIABLE ACCOUNT: Variable Account D of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Accounts' financial statements appearing elsewhere in this Prospectus, all of which has been audited by Deloitte & Touche LLP, independent auditors.

                         1997       1998       1999       2000                             1997       1998       1999       2000
                       --------   --------   --------   --------                         --------   --------   --------   --------
MIT                                                                MGG
  Unit Value:                                                      Unit Value:
    Beginning of                                                   Beginning of
      period           $33.9934   $44.1981   $53.6738   $57.7053         period          $21.7932   $21.6012   $22.2095   $21.1751
    End of period      $44.1981   $53.6738   $57.7053   $55.8146   End of period         $21.6012   $22.2095   $21.1751   $21.2066
  Units outstanding                                                Units outstanding
    at end of period    668,603    567,275    465,628    372,444       at end of period    50,083     35,699     27,807     19,323

                                                                   CAPITAL APPRECIATION
MIG                                                                  SERIES
  Unit Value:                                                      Unit Value:
    Beginning of                                                   Beginning of
      period           $29.9956   $43.9157   $67.2231   $83.2189         period          $35.6224   $43.3190   $55.0679   $72.1308
    End of period      $43.9157   $67.2213   $83.2189   $76.2273   End of period         $43.3190   $55.0679   $72.1308   $63.1123
  Units outstanding                                                Units outstanding
    at end of period    225,178    165,654    149,986    142,278       at end of period   680,351    628,268    582,574    567,141

                                                                   GOVERNMENT
MTR                                                                  SECURITIES SERIES
  Unit Value:                                                      Unit Value:
    Beginning of                                                   Beginning of
      period           $29.9279   $33.2755   $36.7917   $37.1635         period          $18.7159   $20.1019   $21.5873   $20.9090
    End of period      $33.2755   $36.7917   $37.1635   $43.7077   End of period         $20.1019   $21.5873   $20.9090   $23.1585
  Units outstanding                                                Units outstanding
    at end of period    759,684    628,337    520,185    336,200       at end of period   377,706    317,889    244,048    204,141

MGO                                                                HIGH YIELD SERIES
  Unit Value:                                                      Unit Value:
    Beginning of                                                   Beginning of
      period           $26.5992   $32.3990   $41.3383   $54.2319         period          $22.0500   $24.6550   $24.4991   $25.8500
    End of period      $32.3990   $41.3383   $54.2319   $47.4957   End of period         $24.6550   $24.4991   $25.8500   $23.8025
  Units outstanding                                                Units outstanding
    at end of period    100,623     95,086     91,428     75,497       at end of period   161,891    147,334    125,543    112,758

MFB                                                                MONEY MARKET SERIES
  Unit Value:                                                      Unit Value:
    Beginning of                                                   Beginning of
      period           $19.3773   $21.1171   $21.7979   $21.1036         period          $15.2586   $15.8347   $16.4256   $16.4256
    End of period      $21.1171   $21.7979   $21.1036   $22.6703   End of period         $15.8347   $16.4256   $16.9810   $17.7723
  Units outstanding                                                Units outstanding
    at end of period     86,309     76,030     51,937     47,612       at end of period   246,919    254,576    211,856    147,352

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

      A.  FIXED ACCOUNT--3-, 5- AND 7- YEAR GUARANTEE PERIODS:

For the purposes of this illustration, the following assumptions have been made:

    1. 100% of Purchase Payments have been allocated to the Fixed Account and the Owner has elected Initial Guarantee Periods of five 5 years.

    2. The date of full surrender or partial withdrawal is the last day of the 12th month following the Date of Coverage.

    3. The Guarantee Rate being credited on Payments allocated to the five 5-year Guarantee Period on the date of full surrender or partial withdrawal is 4.40%.

    4.  The Account Fee is $25.

PLEASE REFER TO THE TABLE BELOW.

                                    TABLE 1*

          1                2          3           4          5          6                7                  8
          -                -          -           -          -          -       -------------------         -
          1              $  100     4.25%     $  104.25    --         $ 0.00    $   104.25($79.25)           -0.45%
          2                 100     4.25         103.90    6.00%        4.80         99.10                   -0.46
          3                 100     4.50         103.75    6.00         6.00         97.75                    0.31
          4                 100     4.50         103.38    6.00         6.00         97.38                    0.32
          5                 100     4.70         103.13    6.00         6.00         97.13                    0.98
          6                 100     4.70         102.74    6.00         6.00         96.74                    0.99
          7                 100     4.70         102.35    6.00         6.00         96.35                    1.01
          8                 100     4.50         101.88    6.00         6.00         95.88                    0.34
          9                 100     4.50         101.50    6.00         6.00         95.50                    0.35
         10                 100     4.50         101.13    6.00         6.00         95.13                    0.36
         11                 100     4.50         100.75    6.00         6.00         94.75                    0.36
         12                 100     4.40         100.37    6.00         6.00         94.37                    0.00
                         ------               ---------               ------    ----------
                         $1,200               $1,229.11               $64.80    $ 1,164.31
                         ======               =========               ======    ==========
                                                                                ($1,139.31)

          1                          9                          10
          -            ------------------------------   -------------------
          1            -($       0.47)(-$0.36)          $   103.78($78.89)
          2                    -(0.46)                       98.64
          3                      0.31                        98.06
          4                      0.31                        97.69
          5                      0.95                        98.08
          6                      0.96                        97.70
          7                      0.98                        97.33
          8                      0.33                        96.20
          9                      0.33                        95.83
         10                      0.34                        95.46
         11                      0.34                        95.09
         12                      0.00                        94.37
                       --------------                   ----------
                       $         3.92                   $ 1,168.23
                       ==============                   ==========
                               ($4.03)                  ($1,143.34)

*See "Explanation of Columns in Table 1."

EXPLANATION OF COLUMNS IN TABLE 1.

COLUMNS 1 AND 2:

Represent Payments and Payment amounts, respectively. Each Payment of $100 was made on the first day of each month for one year (12 payments).

COLUMN 3:

Represents the Initial Guarantee Rate being credited to each Payment.

COLUMN 4:

Represents the value of each Payment on the date of full surrender or partial withdrawal before the imposition of any Withdrawal Charge and Market Value Adjustment.

COLUMN 5:

Represents the Withdrawal Charge percentage that is applied to each Payment on the date of full surrender or partial withdrawal.

The percentage is 6% for Payments 2 through 12 because these Payments have been in the Account for less than one year. No Withdrawal Charge is imposed on Payment 1 because up to 10% of Payments credited to a Participant's Account may be withdrawn each Account Year without imposition of this charge. In this example, 10% represents (10% x $1,200) = $120. The 10% amount is applied to the oldest previously unliquidated Payment, then the next oldest and so forth. This results in no Withdrawal Charge being imposed on Payment 1 and a Withdrawal Charge imposed on $80 of
Payment 2.

COLUMN 6:

Represents the amount of Withdrawal Charge imposed on each Payment. It is calculated by multiplying the Payment in Column 2 by the Withdrawal Charge percentage in Column 5.

For example, the Withdrawal Charge imposed on Payment 8 = $100 X 6% = $6.00.

The Withdrawal Charge imposed on Payment 2 = ($100 - $20) X 6% = $4.80. The $20 represents the portion of the Payment on which no Withdrawal Charge is imposed as described under the explanation of Column 5 above.

COLUMN 7:

Represents the value of each Payment in Column 4 on the date of full surrender or partial withdrawal after the imposition of the Withdrawal Charge in Column 6.

In the case of a full surrender, the Account Fee is deducted from the oldest unliquidated payment. This deduction is reflected in the Table by the amount in parentheses beside Column 7, $79.25.

COLUMN 8:

Represents the Market Value Adjustment (MVA) percentage applied to the value of each Payment on the date of full surrender or partial withdrawal after imposition of the Withdrawal Charge.

FOR EXAMPLE:

The MVA% applied to Payment 3 = .75 (A - B) X C/12

Where  A    =   The Guarantee Rate of the Payment being surrendered (Column
                3)
            =   4.50%,
       B    =   The Guarantee Rate being credited to Payments allocated to the 5-year
                Guarantee Period on the date of full surrender or partial
                withdrawal,
            =   4.40% and
       C    =   The number of months remaining in the Guarantee Period of
                the Payment being surrendered,
            =   60 (5 years) - 10,
            =   50
MVA%        =   .75 (A - B) X C/12
            =   .75 (4.50 - 4.40) X 50/12
            =   .75 (.10) X 50/12
            =   .31%

COLUMN 9:

Represents the dollar amount of the MVA. For each Payment, it is determined by multiplying the value in Column 7 by the MVA percentage in Column 8.

For example, the MVA for Payment 3

 =   Column 7                   X             Column 9
 =   $97.75                     X             .31%
 =   $0.31

COLUMN 10:

Represents the values of Payments on the date of full surrender or partial withdrawal after deducting the Withdrawal Charge and either deducting or adding the MVA. For any Payment, the amount in Column 10 is determined by adding the amounts in Columns 7 and 9.

In each of Columns 9 and 10, the amounts in parentheses, -$.36 and $78.89, respectively, reflect the deduction of the Account Fee, in the case of a full surrender.

FULL SURRENDER:

The total of Column 10, in parentheses ($1,143.34), reflects the amount of a full surrender after imposition of Withdrawal Charges, Account Fee and Market Value Adjustments.

PARTIAL WITHDRAWAL:

The sum of amounts in Column 10 for as many payments as are liquidated reflects the amount of a partial withdrawal.

For example, if $1,000 of Payments were withdrawn, the amount of the withdrawal would be the sum of the amounts in Column 10 for Payments 1 through 10 which is $978.77.

B. VARIABLE ACCOUNT AND FIXED ACCOUNT--1-YEAR GUARANTEE PERIOD (NO MARKET VALUE ADJUSTMENT APPLICABLE):

For the purposes of this illustration, the following assumptions have been made:

    1. Purchase Payments have been allocated to either the Variable Account, the Fixed Account--1-Year Guarantee Period or to a combination of both.

    2.  The date of full surrender or partial withdrawal is during the ninth
       (9th) Account Year.

PLEASE REFER TO THE TABLE BELOW.

                       TABLE 2*
      1      2       3        4      5       6
      -      -       -        -      -       -
      1   $ 1,000  $1,000  $     0   0%   $     0
      2     1,200   1,200        0   0          0
      3     1,400   1,280      120   1       1.20
      4     1,600       0    1,600   2      32.00
      5     1,800       0    1,800   3      54.00
      6     2,000       0    2,000   4      80.00
      7     2,000       0    2,000   5     100.00
      8     2,000       0    2,000   6     120.00
      9     2,000       0    2,000   6     120.00
          -------  ------  -------        -------
          $15,000  $3,480  $11,520        $507.20
          =======  ======  =======        =======

* See "Explanation of Columns in Table 2."

EXPLANATION OF COLUMNS IN TABLE 2

COLUMNS 1 AND 2:

Represent Payments and amounts of Payments. Each Payment was made at the beginning of each Account Year.

COLUMN 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a) Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Participant's Account for more than 7 years.

b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Participant's Account for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

COLUMN 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

COLUMN 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

COLUMN 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

 =   Payment 8 Column 4 X Payment 8 Column 5

 =   $2,000 X 6%

 =   $120

FULL SURRENDER:

The total of Column 6, $507.20, represents the total amount of withdrawal charges imposed on Payments in this illustration.

PARTIAL WITHDRAWAL:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $87.20.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 1024
                                        BOSTON, MASSACHUSETTS 02103

                                        TELEPHONE:
                                        Toll Free (800) 752-7215

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
                                        Boston, Massachusetts 02116

COG-1    5/2001

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION

          Attached hereto and made a part hereof is the Statement of Additional Information dated May 1, 2001.

                                                                     May 1, 2001


                                      COMPASS-G

                     COMBINATION FIXED VARIABLE GROUP ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

                                 TABLE OF CONTENTS

Calculations ............................................................... 2
     Example of Variable Accumulation Unit Value Calculation................ 2
     Example of Variable Annuity Unit Calculation .......................... 2
     Example of Variable Annuity Payment Calculation ....................... 2
Distribution of the Contracts .............................................. 2
Designation and Change of Beneficiary ...................................... 3
Custodian .................................................................. 3
Financial Statements ....................................................... 3

          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass-G Combination Fixed/Variable Group Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account D (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning
(800)-752-7215.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                     CALCULATIONS


EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

          Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the valuation period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current valuation period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current maximum charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117523 (14.5645672 X 1.00323972).

EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

          Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843446 (12.3456789 X 1.00323972 (the Net Investment Factor) X 0.99989255).
0.99989255 is the factor, for a one day valuation period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

          Suppose that a Participant's Account is credited with 8,756.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that annuity unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 X 14.564572 X
6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843446).



                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.5% of Purchase Payments.

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENT OF CONDITION
 -- December 31, 2000

ASSETS:
  Investments in mutual funds:                                 Shares         Cost          Value
                                                              ---------   ------------   ------------
    Massachusetts Investors Trust (MIT)*....................  1,370,055   $ 24,487,685   $ 27,427,746
    Massachusetts Investors Growth Stock Fund (MIG)*........    898,355     14,538,831     15,393,766
    MFS Total Return Fund (MTR)*............................  1,201,603     18,233,480     18,516,526
    MFS Growth Opportunities Fund (MGO)*....................    405,223      6,114,482      4,772,863
    MFS Bond Fund (MFB)*....................................    118,210      1,539,570      1,456,994
    MFS Global Governments Fund (MGG)*......................     50,402        534,728        481,036
    MFS/Sun Life Series Trust:
      Capital Appreciation Series (CAS).....................  1,349,282     55,918,265     56,060,771
      Government Securities Series (GSS)....................    578,084      7,299,211      7,578,281
      High Yield Series (HYS)...............................    482,736      4,351,063      3,682,262
      Money Market Series (MMS).............................  5,298,739      5,298,739      5,298,739
                                                                          ------------   ------------
                                                                          $138,316,054   $140,668,984
                                                                          ============
LIABILITY:
  Payable to sponsor..................................................................        (10,070)
                                                                                         ------------
        Net Assets....................................................................   $140,658,914
                                                                                         ============

NET ASSETS:

                                                                    Applicable to Owners of
                                                              Deferred Variable Annuity Contracts     Reserve for
                                                             --------------------------------------    Variable
                                                               Units     Unit Value       Value        Annuities       Total
                                                             ---------   ----------   -------------   -----------   ------------
    MIT-Level  2...........................................   372,444     $55.8146    $ 20,774,992      $ 75,859    $ 20,850,851
    MIT-Level  3...........................................   113,288      56.4930       6,290,327        --           6,290,327
    MIT-Level  4...........................................     6,731      41.9675         283,537        --             283,537
    MIG-Level  2...........................................   142,278      76.2273      10,845,316        --          10,845,316
    MIG-Level  3...........................................    53,756      84.6463       4,548,450        --           4,548,450
    MTR-Level  2...........................................   336,200      43.7077      14,616,038        --          14,616,038
    MTR-Level  3...........................................    93,879      40.0423       3,740,339        --           3,740,339
    MTR-Level  4...........................................     5,167      30.7146         160,149        --             160,149
    MGO-Level  2...........................................    75,497      47.4957       3,614,678        --           3,614,678
    MGO-Level  3...........................................    22,474      51.2412       1,155,672        --           1,155,672
    MGO-Level  4...........................................     --         34.3319           2,513        --               2,513
    MFB-Level  2...........................................    47,612      22.6703       1,113,657        --           1,113,657
    MFB-Level  3...........................................    13,570      23.0522         329,020        --             329,020
    MFB-Level  4...........................................     --         19.1513          14,317        --              14,317
    MGG-Level  2...........................................    19,323      21.2066         409,490        --             409,490
    MGG-Level  3...........................................     3,783      18.8664          71,546        --              71,546
    CAS-Level  2...........................................   567,141      63.1123      35,777,225       147,614      35,924,839
    CAS-Level  3...........................................    91,688      67.4609       6,178,312        --           6,178,312
    CAS-Level  4...........................................   211,241      66.0985      13,952,445        --          13,952,445
    GSS-Level  2...........................................   204,141      23.1585       4,725,261         2,912       4,728,173
    GSS-Level  3...........................................    84,689      22.6455       1,920,370        --           1,920,370
    GSS-Level  4...........................................    41,325      22.4448         927,690        --             927,690
    HYS-Level  2...........................................   112,758      23.8025       2,683,941         2,193       2,686,134
    HYS-Level  3...........................................    26,723      22.2770         595,704        --             595,704
    HYS-Level  4...........................................    18,255      21.8939         400,526        --             400,526
    MMS-Level  2...........................................   147,352      17.7723       2,611,503         2,421       2,613,924
    MMS-Level  3...........................................    83,150      16.6251       1,380,212        --           1,380,212
    MMS-Level  4...........................................    79,573      16.3881       1,304,685        --           1,304,685
                                                                                      ------------      --------    ------------
        Net Assets                                                                    $140,427,915      $230,999    $140,658,914
                                                                                      ============      ========    ============

* Investments are made in Class A shares of the Fund

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENT OF OPERATIONS
 -- Year Ended December 31, 2000

                                            MIT            MIG           MTR           MGO           MFB            MGG
                                        Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                                        ------------   -----------   -----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Dividend income and capital gain
   distributions received.............  $  1,164,663   $1,413,263    $1,277,911    $1,536,529    $    105,026    $  --
  Mortality and expense risk
   charges............................      (364,503)    (218,954)     (230,914)      (69,797)        (63,296)      (7,043)
                                        ------------   -----------   -----------   -----------   ------------    ---------
      Net investment income (loss)....  $    800,160   $1,194,309    $1,046,997    $1,466,732    $     41,730    $  (7,043)
                                        ------------   -----------   -----------   -----------   ------------    ---------
REALIZED AND UNREALIZED GAINS
 (LOSSES):
  Realized gains (losses) on
   investment transactions:
    Proceeds from sales...............  $ 10,067,741   $6,431,120    $9,660,201    $2,289,193    $    313,321    $ 290,934
    Cost of investments sold..........    (7,464,999)  (4,068,095)   (10,235,499)  (1,677,016)       (339,282)    (342,033)
                                        ------------   -----------   -----------   -----------   ------------    ---------
      Net realized gains (losses).....  $  2,602,742   $2,363,025    $ (575,298)   $  612,177    $    (25,961)   $ (51,099)
                                        ------------   -----------   -----------   -----------   ------------    ---------
  Net unrealized appreciation
   (depreciation) on investments:
    End of year.......................  $  2,940,061   $  854,935    $  283,046    $(1,341,619)  $    (82,576)   $ (53,692)
    Beginning of year.................     6,852,266    5,631,537    (2,165,377)    1,389,573        (125,345)    (107,093)
                                        ------------   -----------   -----------   -----------   ------------    ---------
      Change in unrealized
       appreciation (depreciation)....  $ (3,912,205)  $(4,776,602)  $2,448,423    $(2,731,192)  $     42,769    $  53,401
                                        ------------   -----------   -----------   -----------   ------------    ---------
      Realized and unrealized gains
       (losses).......................  $ (1,309,463)  $(2,413,577)  $1,873,125    $(2,119,015)  $     16,808    $   2,302
                                        ------------   -----------   -----------   -----------   ------------    ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS...........................  $   (509,303)  $(1,219,268)  $2,920,122    $ (652,283)   $     58,538    $  (4,741)
                                        ============   ===========   ===========   ===========   ============    =========

                                            CAS            GSS           HYS           MMS
                                        Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                        ------------   -----------   -----------   -----------
INCOME AND EXPENSES:
  Dividend income and capital gain
   distributions received.............  $  8,460,007   $  461,812    $  398,876    $  315,202
  Mortality and expense risk
   charges............................      (715,064)     (87,458)      (48,977)      (61,673)
                                        ------------   -----------   -----------   -----------
      Net investment income (loss)....  $  7,744,943   $  374,354    $  349,899    $  253,529
                                        ------------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAINS
 (LOSSES):
  Realized gains (losses) on
   investment transactions:
    Proceeds from sales...............  $  9,171,502   $1,980,841    $  911,777    $3,361,815
    Cost of investments sold..........    (6,399,713)  (2,018,106)     (976,285)   (3,361,815)
                                        ------------   -----------   -----------   -----------
      Net realized gains (losses).....  $  2,771,789   $  (37,265)   $  (64,508)   $   --
                                        ------------   -----------   -----------   -----------
  Net unrealized appreciation
   (depreciation) on investments:
    End of year.......................  $    142,506   $  279,070    $ (668,801)   $   --
    Beginning of year.................    18,399,625     (148,237)      (67,357)       --
                                        ------------   -----------   -----------   -----------
      Change in unrealized
       appreciation (depreciation)....  $(18,257,119)  $  427,307    $ (601,444)   $   --
                                        ------------   -----------   -----------   -----------
    Realized and unrealized gains
     (losses).........................  $(15,485,330)  $  390,042    $ (665,952)   $   --
                                        ------------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS...........................  $ (7,740,387)  $  764,396    $ (316,053)   $  253,529
                                        ============   ===========   ===========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS

                                                  MIT                          MIG                         MTR
                                              Sub-Account                  Sub-Account                 Sub-Account
                                       --------------------------   -------------------------   --------------------------
                                               Year Ended                  Year Ended                   Year Ended
                                              December 31,                December 31,                 December 31,
                                       --------------------------   -------------------------   --------------------------
                                          2000           1999          2000          1999          2000           1999
                                       -----------   ------------   -----------   -----------   -----------   ------------
OPERATIONS:
  Net investment income (loss).......  $   800,160   $   742,379    $ 1,194,309   $1,292,957    $ 1,046,997   $  2,224,587
  Net realized gains (losses)........    2,602,742     4,121,397      2,363,025    2,798,981       (575,298)      (189,811)
  Net unrealized gains (losses)......   (3,912,205)   (2,830,730)    (4,776,602)   1,684,220      2,448,423     (1,606,233)
                                       -----------   ------------   -----------   -----------   -----------   ------------
  Increase (Decrease) in net assets
   from operations...................  $  (509,303)  $ 2,033,046    $(1,219,268)  $5,776,158    $ 2,920,122   $    428,543
                                       -----------   ------------   -----------   -----------   -----------   ------------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.......  $ 1,390,332   $ 3,466,618    $ 1,897,106   $1,776,775    $ 1,450,792   $  2,409,795
    Net transfers between
     Sub-Accounts and Fixed
     Account.........................     (416,487)     (850,973)     1,542,223    1,475,098     (1,615,432)    (1,161,027)
    Withdrawals, surrenders,
     annuitizations and contract
     charges.........................   (8,563,592)  (13,807,883)    (6,142,135)  (8,189,434)    (8,518,943)   (11,448,302)
                                       -----------   ------------   -----------   -----------   -----------   ------------
      Net accumulation activity......  $(7,589,747)  $(11,192,238)  $(2,702,806)  $(4,937,561)  $(8,683,583)  $(10,199,534)
                                       -----------   ------------   -----------   -----------   -----------   ------------
  Annuitization Activity:
    Annuity payments and contract
     charges.........................  $   (30,071)  $   (29,851)   $   --        $   --        $   --        $    --
    Adjustments to annuity reserve...       (1,042)       (1,550)       --            --            --             --
                                       -----------   ------------   -----------   -----------   -----------   ------------
      Net annuitization activity.....  $   (31,113)  $   (31,401)   $   --        $   --        $   --        $    --
                                       -----------   ------------   -----------   -----------   -----------   ------------
  Increase (Decrease) in net assets
   from participant transactions.....  $(7,620,860)  $(11,223,639)  $(2,702,806)  $(4,937,561)  $(8,683,583)  $(10,199,534)
                                       -----------   ------------   -----------   -----------   -----------   ------------
    Increase (Decrease) in net
     assets..........................  $(8,130,163)  $(9,190,593)   $(3,922,074)  $  838,597    $(5,763,461)  $ (9,770,991)
NET ASSETS:
  Beginning of year..................   35,554,878    44,745,471     19,315,840   18,477,243     24,279,987     34,050,978
                                       -----------   ------------   -----------   -----------   -----------   ------------
  End of year........................  $27,424,715   $35,554,878    $15,393,766   $19,315,840   $18,516,526   $ 24,279,987
                                       ===========   ============   ===========   ===========   ===========   ============

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS
 -- continued

                                                   MGO                         MFB                        MGG
                                               Sub-Account                 Sub-Account                Sub-Account
                                        -------------------------   -------------------------   -----------------------
                                               Year Ended                  Year Ended                 Year Ended
                                              December 31,                December 31,               December 31,
                                        -------------------------   -------------------------   -----------------------
                                           2000          1999          2000          1999         2000         1999
                                        -----------   -----------   -----------   -----------   ---------   -----------
OPERATIONS:
  Net investment income (loss)........  $ 1,466,732   $  523,974    $    41,730   $  123,415    $ (7,043)   $    41,424
  Net realized gains (losses).........      612,177      229,838        (25,961)     (76,034)    (51,099)       (87,509)
  Net unrealized gains (losses).......   (2,731,192)     782,805         42,769     (120,796)     53,401        (24,957)
                                        -----------   -----------   -----------   -----------   ---------   -----------
      Increase (Decrease) in net
       assets from operations.........  $  (652,283)  $1,536,617    $    58,538   $  (73,415)   $ (4,741)   $   (71,042)
                                        -----------   -----------   -----------   -----------   ---------   -----------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received........  $   567,166   $  663,514    $   134,729   $  245,793    $ 30,446    $   122,908
    Net transfers between Sub-Accounts
     and Fixed Account................      763,547       82,341         35,771     (220,519)    (45,032)       (85,033)
    Withdrawals, surrenders,
     annuitizations and contract
     charges..........................   (2,254,788)  (1,264,444)      (288,968)  (1,023,830)   (236,330)      (986,749)
                                        -----------   -----------   -----------   -----------   ---------   -----------
      Net accumulation activity.......  $  (924,075)  $ (518,589)   $  (118,468)  $ (998,556)   $(250,916)  $  (948,874)
                                        -----------   -----------   -----------   -----------   ---------   -----------
  Annuitization Activity:
    Annuity payments and contract
     charges..........................  $   --        $   --        $   --        $   --        $  --       $   --
    Adjustments to annuity reserve....      --            --            --            --           --           --
                                        -----------   -----------   -----------   -----------   ---------   -----------
      Net annuitization activity......  $   --        $   --        $   --        $   --        $  --       $   --
                                        -----------   -----------   -----------   -----------   ---------   -----------
    Increase (Decrease) in net assets
     from participant transactions....  $  (924,075)  $ (518,589)   $  (118,468)  $ (998,556)   $(250,916)  $  (948,874)
                                        -----------   -----------   -----------   -----------   ---------   -----------
    Increase (Decrease) in net
     assets...........................  $(1,576,358)  $1,018,028    $   (59,930)  $(1,071,971)  $(255,657)  $(1,019,916)
NET ASSETS:
  Beginning of year...................    6,349,221    5,331,193      1,516,924    2,588,895     736,693      1,756,609
                                        -----------   -----------   -----------   -----------   ---------   -----------
  End of year.........................  $ 4,772,863   $6,349,221    $ 1,456,994   $1,516,924    $481,036    $   736,693
                                        ===========   ===========   ===========   ===========   =========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

STATEMENTS OF CHANGES IN NET ASSETS
 -- continued

                                                        CAS                          GSS                        HYS
                                                    Sub-Account                  Sub-Account                Sub-Account
                                             --------------------------   -------------------------   -----------------------
                                                     Year Ended                  Year Ended                 Year Ended
                                                    December 31,                December 31,               December 31,
                                             --------------------------   -------------------------   -----------------------
                                                 2000          1999          2000          1999          2000         1999
                                             ------------   -----------   -----------   -----------   ----------   ----------
OPERATIONS:
  Net investment income (loss).............  $  7,744,943   $ 5,796,506   $   374,354   $   366,933   $  349,899   $  328,265
  Net realized gains (losses)..............     2,771,789     2,618,015       (37,265)       80,890      (64,508)      45,009
  Net unrealized gains (losses)............   (18,257,119)    7,990,959       427,307      (745,800)    (601,444)    (109,308)
                                             ------------   -----------   -----------   -----------   ----------   ----------
      Increase (Decrease) in net assets
       from operations.....................  $ (7,740,387)  $16,405,480   $   764,396   $  (297,977)  $ (316,053)  $  263,966
                                             ------------   -----------   -----------   -----------   ----------   ----------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.............  $  3,599,236   $ 3,444,322   $   616,101   $   557,289   $  434,013   $  368,095
    Net transfers between Sub-Accounts and
     Fixed Account.........................       393,937      (539,704)     (585,659)       42,123     (236,053)    (147,327)
    Withdrawals, surrenders, annuitizations
     and contract charges..................    (7,890,525)   (9,183,402)   (1,411,572)   (2,407,705)    (608,805)    (970,623)
                                             ------------   -----------   -----------   -----------   ----------   ----------
      Net accumulation activity............  $ (3,897,352)  $(6,278,784)  $(1,381,130)  $(1,808,293)  $ (410,845)  $ (749,855)
                                             ------------   -----------   -----------   -----------   ----------   ----------
  Annuitization Activity:
    Annuity payments and contract
     charges...............................  $    (19,508)  $   (15,883)  $    (1,913)  $    (2,092)  $   (1,702)  $   (1,882)
    Adjustments to annuity reserve.........        (1,308)       (2,645)         (169)           67           40           28
                                             ------------   -----------   -----------   -----------   ----------   ----------
      Net annuitization activity...........  $    (20,816)  $   (18,528)  $    (2,082)  $    (2,025)  $   (1,662)  $   (1,854)
                                             ------------   -----------   -----------   -----------   ----------   ----------
  Increase (Decrease) in net assets from
   participant transactions................  $ (3,918,168)  $(6,297,312)  $(1,383,212)  $(1,810,318)  $ (412,507)  $ (751,709)
                                             ------------   -----------   -----------   -----------   ----------   ----------
    Increase (Decrease) in net assets......  $(11,658,555)  $10,108,168   $  (618,816)  $(2,108,295)  $ (728,560)  $ (487,743)
NET ASSETS:
  Beginning of year........................    67,714,151    57,605,983     8,195,049    10,303,344    4,410,924    4,898,667
                                             ------------   -----------   -----------   -----------   ----------   ----------
  End of year..............................  $ 56,055,596   $67,714,151   $ 7,576,233   $ 8,195,049   $3,682,364   $4,410,924
                                             ============   ===========   ===========   ===========   ==========   ==========

                                                        MMS
                                                    Sub-Account
                                             -------------------------
                                                    Year Ended
                                                   December 31,
                                             -------------------------
                                                2000          1999
                                             -----------   -----------
OPERATIONS:
  Net investment income (loss).............  $   253,529   $   202,793
  Net realized gains (losses)..............      --            --
  Net unrealized gains (losses)............      --            --
                                             -----------   -----------
      Increase (Decrease) in net assets
       from operations.....................  $   253,529   $   202,793
                                             -----------   -----------
PARTICIPANT TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received.............  $   455,778   $   484,411
    Net transfers between Sub-Accounts and
     Fixed Account.........................      620,038     1,766,578
    Withdrawals, surrenders, annuitizations
     and contract charges..................   (1,404,657)   (3,577,347)
                                             -----------   -----------
      Net accumulation activity............  $  (328,841)  $(1,326,358)
                                             -----------   -----------
  Annuitization Activity:
    Annuity payments and contract
     charges...............................  $      (220)  $      (220)
    Adjustments to annuity reserve.........            3            (2)
                                             -----------   -----------
      Net annuitization activity...........  $      (217)  $      (222)
                                             -----------   -----------
  Increase (Decrease) in net assets from
   participant transactions................  $  (329,058)  $(1,326,580)
                                             -----------   -----------
    Increase (Decrease) in net assets......  $   (75,529)  $(1,123,787)
NET ASSETS:
  Beginning of year........................    5,374,350     6,498,137
                                             -----------   -----------
  End of year..............................  $ 5,298,821   $ 5,374,350
                                             ===========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life of Canada (U.S.) Variable Account D (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on August 20, 1985 as a funding vehicle for the variable portion of group combination fixed/variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from among available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(3) CONTRACT CHARGES

A mortality and expense risk charge is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. The rate of this deduction varies, based on total purchase payments credited to all participants' accounts under a contract as follows:

                                   Mortality
                                  and Expense
Level      Purchase Payments      Risk Charge
-----      -----------------      -----------
  1          up to $250,000         1.30 %
  2      $250,000 to $1,499,999     1.25 %
  3     $1,500,000 to $4,999,999    1.10 %
  4       $5,000,000 and over       0.95 %

Since 1987, the Sponsor has reduced the Level 1 mortality and expense risk charge to 1.25% and, therefore, has been accounting for all Level 1 units as Level 2 units.

Each year on the account anniversary, an account administration fee is deducted from the participant's account to cover administrative expenses relating to the contract and the participant's account. The amount of the fee varies from $12 to $25 and is based on total purchase payments credited to all participants' accounts under a contract. After the annuity commencement date, the account fee is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 6% of the purchase payments made under the contract.

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence; however, the Sponsor reserves the right to deduct such taxes when incurred.

(4) ANNUITY RESERVES

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                Units Transferred       Units Withdrawn,
                Units Outstanding                             Between Sub-Accounts       Surrendered and        Units Outstanding
                Beginning of Year        Units Purchased        and Fixed Account          Annuitized              End of Year
              ---------------------   ---------------------   ---------------------   ---------------------   ---------------------
                   Year Ended              Year Ended              Year Ended              Year Ended              Year Ended
                  December 31,            December 31,            December 31,            December 31,            December 31,
              ---------------------   ---------------------   ---------------------   ---------------------   ---------------------
Sub-Accounts    2000        1999        2000        1999        2000        1999        2000        1999        2000        1999
------------  --------   ----------   --------   ----------   --------   ----------   --------   ----------   --------   ----------
MIT-Level 2   465,628     567,275      42,459      44,337     (21,833)    (12,590)    (113,810)   (133,394)   372,444     465,628
MIT-Level 3   130,779     196,235       5,632      13,588      (7,035)     (6,224)    (16,088)     (72,820)   113,288     130,779
MIT-Level 4    39,282      90,975       4,062      13,148      (6,289)       (785)    (30,324)     (64,056)     6,731      39,282
MIG-Level 2   149,986     165,654      13,328      13,201      16,582      17,140     (37,618)     (46,009)   142,278     149,986
MIG-Level 3    52,563      89,584       4,378       8,105       2,673       2,290      (5,858)     (47,416)    53,756      52,563
MIG-Level 4    41,629      69,102       3,688      10,657       1,203       2,394     (46,520)     (40,524)      --        41,629
MTR-Level 2   520,185     628,337      33,632      43,886     (34,611)    (18,021)    (183,006)   (134,017)   336,200     520,185
MTR-Level 3   109,723     206,850       4,333      14,979      (5,960)    (12,441)    (14,217)     (99,665)    93,879     109,723
MTR-Level 4    49,629     157,727       2,905      16,875      (7,690)     (8,784)    (39,677)    (116,189)     5,167      49,629
MGO-Level 2    91,428      95,086       6,778       8,656      13,243       1,152     (35,952)     (13,466)    75,497      91,428
MGO-Level 3    21,491      23,225       2,001       5,359         751       2,088      (1,769)      (9,181)    22,474      21,491
MGO-Level 4     2,443      11,370         276       2,041         706          47      (3,425)     (11,015)      --         2,443
MFB-Level 2    51,937      76,030       4,939       6,257        (378)     (2,595)     (8,886)     (27,755)    47,612      51,937
MFB-Level 3    16,174      23,254         453       3,408         667      (5,387)     (3,724)      (5,101)    13,570      16,174
MFB-Level 4       803      19,478          87       2,141         (17)     (2,840)       (873)     (17,976)      --           803
MGG-Level 2    27,807      35,699       1,030       2,182      (2,069)     (1,759)     (7,445)      (8,315)    19,323      27,807
MGG-Level 3     4,822      16,947         220         782        (128)     (2,786)     (1,131)     (10,121)     3,783       4,822
MGG-Level 4     4,339      45,525         367       5,753        --          (740)     (4,706)     (46,199)      --         4,339
CAS-Level 2   582,574     628,268      27,201      34,983      19,579      (9,439)    (62,213)     (71,238)   567,141     582,574
CAS-Level 3   102,101     111,749       3,424       4,961        (781)      1,153     (13,056)     (15,762)    91,688     102,101
CAS-Level 4   234,710     284,604      14,358      23,210      (8,140)     (4,525)    (29,687)     (68,579)   211,241     234,710
GSS-Level 2   244,048     317,889      15,713      19,457     (15,213)    (11,993)    (40,407)     (81,305)   204,141     244,048
GSS-Level 3   100,588     107,677       4,239       5,826      (2,502)     15,145     (17,636)     (28,060)    84,689     100,588
GSS-Level 4    51,168      56,137       3,363       4,795      (4,882)     (4,404)     (8,324)      (5,360)    41,325      51,168
HYS-Level 2   125,543     147,334       9,461      10,902      (4,743)     (9,140)    (17,503)     (23,553)   112,758     125,543
HYS-Level 3    29,465      32,554         994       2,861      (1,023)        423      (2,713)      (6,373)    26,723      29,465
HYS-Level 4    18,908      24,009       2,706       2,604         788       1,468      (4,147)      (9,173)    18,255      18,908
MMS-Level 2   211,856     254,576      12,694      19,791     (23,783)     67,567     (53,415)    (130,078)   147,352     211,856
MMS-Level 3    74,923     113,042       1,986       8,292      18,219      16,457     (11,978)     (62,868)    83,150      74,923
MMS-Level 4    38,024      39,132       3,261       2,910      56,232      23,818     (17,944)     (27,836)    79,573      38,024

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

(6) INVESTMENT PURCHASES AND SALES.

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2000:

                                                               Purchases      Sales
                                                              -----------  -----------
Massachusetts Investors Trust                                  $3,248,083  $10,067,741
Massachusetts Investors Growth Stock Fund                       4,922,623    6,431,120
MFS Total Return Fund                                           2,023,615    9,660,201
MFS Growth Opportunities Fund                                   2,831,850    2,289,193
MFS Bond Fund                                                     236,583      313,321
MFS Global Governments Fund                                        32,975      290,934
MFS/Sun Life Series Trust:
  Capital Appreciation Series                                  12,999,585    9,171,502
  Government Securities Series                                    972,152    1,980,841
  High Yield Series                                               849,129      911,777
  Money Market Series                                           3,286,283    3,361,815

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life of Canada (U.S.) Variable Account D and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Massachusetts Investors Trust Sub-Account, Massachusetts Investors Growth Stock Sub-Account, MFS Total Return Sub-Account, MFS Growth Opportunities Sub-Account, MFS Bond Sub-Account, MFS Global Governments Sub-Account, MFS/Sun Life Series Trust Capital Appreciation Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, and MFS/Sun Life Series Trust Money Market Sub-Account of Sun Life of Canada (U.S.) Variable Account D (the "Sub-Accounts") as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2000 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998

                                                                      2000                1999              1998
                                                                ---------------     ---------------    ---------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1         $     203.3
  Net investment income                                                 287.7              365.0               455.9
  Net realized investment gains (losses)                                (19.9)               2.3                 8.4
  Fee and other income                                                  297.8              217.5               179.1
                                                                ---------------     ---------------    ---------------

Total revenues                                                          610.4              629.9               846.7
                                                                ---------------     ---------------    ---------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9               588.1
  Other operating expenses                                              164.9              101.1               100.0
  Amortization of deferred policy acquisition costs                     123.8               67.8                88.8
                                                                ---------------     ---------------    ---------------

Total benefits and expenses                                             627.0              503.8               776.9
                                                                ---------------     ---------------    ---------------

Income (loss) from operations                                           (16.6)             126.1                69.8

    Interest expense                                                     44.7               43.3                44.9
                                                                ---------------     ---------------    ---------------

Income (loss) before income tax expense and discontinued
operations                                                              (61.3)              82.8                24.9
                                                                ---------------     ---------------    ---------------

Income tax expense (benefit):
    Federal                                                             (61.7)              28.8                10.9
    State                                                                (2.1)               0.3                (0.1)
                                                                ---------------     ---------------    ---------------

    Income tax expense (benefit)                                        (63.8)              29.1                10.8
                                                                ---------------     ---------------    ---------------

Net income from continuing operations                                     2.5               53.7                14.1

Net loss on disposal of subsidiaries, after tax                             -              (12.3)                  -

Discontinued operations                                                     -                1.0                 0.1
                                                                ---------------     ---------------    ---------------

Net income                                                        $       2.5         $     42.4         $      14.2
                                                                ===============     ===============    ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                           CONSOLIDATED BALANCE SHEETS
                       (in millions except per share data)

                           December 31, 2000 and 1999


                                ASSETS                                        2000                   1999
                                                                         ----------------      ----------------
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
  of $2,454.5 and $2,685.4 in 2000 and 1999, respectively)                 $    2,501.4           $    2,677.3
  Trading fixed maturities at fair value (amortized cost of $635.5 and
  $1.0 in 2000 and 1999, respectively)                                            648.2                    1.0
  Held-to-maturity fixed maturities at amortized cost                             600.0                      -
  Short-term investments                                                          112.1                  177.2
  Mortgage loans                                                                  846.4                  931.4
  Real estate                                                                      77.7                   95.1
  Policy loans                                                                     41.5                   40.7
  Other invested assets                                                            74.6                   67.9
                                                                         ----------------      ----------------
Total investments                                                               4,901.9                3,990.6

Cash and cash equivalents                                                         390.0                  550.3
Accrued investment income                                                          64.9                   50.5
Deferred policy acquisition costs                                                 762.0                  686.3
Outstanding premiums                                                                3.0                    2.7
Other assets                                                                       61.7                   81.2
Separate account assets                                                        17,874.2               16,123.3
                                                                         ----------------      ----------------

Total assets                                                               $   24,057.7           $   21,484.9
                                                                         ================      ================

                              LIABILITIES

Future contract and policy benefits                                        $      714.7           $      729.3
Contractholder deposit funds and other policy liabilities                       3,313.0                3,144.8
Unearned revenue                                                                    4.5                    7.1
Accrued expenses and taxes                                                         52.7                   98.8
Deferred federal income taxes                                                      41.4                   77.7
Long-term debt payable to affiliates                                              565.0                  565.0
Partnership Capital Securities                                                    607.8                      -
Other liabilities                                                                 123.2                   67.7
Separate account liabilities                                                   17,874.2               16,123.3
                                                                         ----------------      ----------------

Total liabilities                                                              23,296.5               20,813.7
                                                                         ----------------      ----------------

Commitments and contingencies - Note 15

                         STOCKHOLDER'S EQUITY

Common stock, $1,000 par value -  10,000 shares authorized; 6,437 and
  5,900 shares issued and outstanding in 2000 and 1999, respectively       $        6.4           $        5.9
Additional paid-in capital                                                        264.9                  199.4
Accumulated other comprehensive income                                             38.6                    7.1
Retained earnings                                                                 451.3                  458.8
                                                                         ----------------      ----------------

Total stockholder's equity                                                        761.2                  671.2
                                                                         ----------------      ----------------

Total liabilities and stockholder's equity                                 $   24,057.7           $   21,484.9
                                                                         ================      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                              2000           1999            1998

Net income                                                                 $     2.5       $     42.4      $    14.2

                                                                         -------------   -------------   -------------
Other comprehensive income
  Net unrealized holding gains (losses) on available-for-sale
    securities, net of tax                                                      31.4            (68.6)          (4.3)
  Other                                                                          0.1             (0.2)             -
                                                                         -------------   -------------   --------------
                                                                                31.5            (68.8)          (4.3)
                                                                         -------------   -------------   --------------

Comprehensive income                                                       $    34.0       $    (26.4)     $     9.9
                                                                         =============   =============   ==============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                         ACCUMULATED
                                                        ADDITIONAL          OTHER                               TOTAL
                                      COMMON STOCK       PAID-IN        COMPREHENSIVE       RETAINED        STOCKHOLDER'S
                                                         CAPITAL            INCOME          EARNINGS           EQUITY
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1997           $        5.9     $      199.4     $         80.2     $     532.2      $       817.7

   Net income                                                                                      14.2               14.2
   Other comprehensive income                                                      (4.3)                              (4.3)
   Dividends to stockholder                                                                       (50.0)             (50.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1998                    5.9            199.4               75.9           496.4              777.6

   Net income                                                                                      42.4               42.4
   Other comprehensive income                                                     (68.8)                             (68.8)
   Dividends to stockholder                                                                       (80.0)             (80.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1999                    5.9            199.4                7.1           458.8              671.2

   Net income                                                                                       2.5                2.5
   Other comprehensive income                                                      31.5                               31.5
   Common shares issued                         0.5                                                                    0.5
    Additional paid-in-capital                                  65.5                                                  65.5
   Dividends to stockholder                                                                       (10.0)             (10.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 2000           $        6.4     $      264.9     $         38.6     $     451.3      $       761.2
                                     ===============  ===============  =================  ==============   ================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998



                                                                             2000                 1999               1998
                                                                        ----------------     ----------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income from continuing operations                                       $    2.5            $    53.7           $    14.1
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of  discount and premiums                                        (0.8)                (0.5)                0.2
  Depreciation and amortization                                                  2.8                  3.7                 2.2
  Net realized (gains) losses on investments                                    19.9                 (2.3)               (8.4)
  Net unrealized gains on trading fixed maturities                             (12.7)                   -                   -
  Interest credited to contractholder deposits                                 195.5                216.4               238.7
  Deferred federal income taxes                                                (53.1)                14.5                (8.6)
  Cash dividends from subsidiaries                                                 -                 19.3                   -
Changes in assets and liabilities:
  Deferred acquisition costs                                                   (83.0)               (88.4)              208.7
  Accrued investment income                                                     (5.7)                11.4                31.1
  Other assets                                                                  15.0                (75.3)               78.5
  Future contract and policy benefits                                          (14.5)                (7.5)           (1,124.0)
   Other, net                                                                   38.7                 72.3               896.6
                                                                         ----------------     ----------------    -------------
Net cash provided by operating activities                                      104.6                217.3               329.1
                                                                         ----------------     ----------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
       Available-for-sale fixed maturities                                   1,001.9              1,240.9             1,665.6
       Trading fixed maturities                                                186.9                    -                   -
       Subsidiaries                                                                -                 57.5                 0.6
       Other invested assets                                                       -                    -                 0.9
       Mortgage loans                                                          208.5                385.7               316.9
       Real estate                                                              36.0                  2.8                 6.0
  Purchases of:
       Available-for-sale fixed maturities                                    (738.3)              (615.2)           (1,346.7)
       Trading fixed maturities                                               (821.3)                   -                   -
       Equity securities                                                           -                    -                (0.2)
       Other invested assets                                                    (2.2)                (7.4)              (11.4)
       Mortgage loans                                                         (121.9)              (344.9)             (123.0)
       Real estate                                                             (15.0)                (1.6)               (1.1)
  Changes in other investing activities, net                                     2.8                  3.1               (14.4)
  Net change in policy loans                                                    (0.8)                 1.9                (1.6)
  Net change in short-term investments                                          34.9                155.9               (38.2)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) investing activities                           (228.5)               878.7               453.4
                                                                         ----------------    ----------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                                   1,962.3              1,536.8               910.8
  Withdrawals from contractholder deposit funds                             (1,988.7)            (2,267.2)           (1,803.2)
  Repayment of long-term debt and borrowed funds                                   -                    -              (110.1)
  Dividends paid to stockholder                                                (10.0)               (80.0)              (50.0)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) financing activities                            (36.4)              (810.4)          (1,052.5)
                                                                         ----------------    ----------------    -------------
Net change in cash and cash equivalents                                       (160.3)               285.6              (270.0)
  Cash and cash equivalents, beginning of year                                 550.3                264.7               534.7
                                                                         ----------------    ----------------    -------------
  Cash and cash equivalents, end of year                                    $  390.0            $   550.3           $   264.7
                                                                         ================    ================    =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                             $   43.3            $    43.3           $    40.5
  Income taxes paid                                                             63.7                  5.5                50.6

NON-CASH TRANSACTION
On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, and other asset management services.

     The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLC"), is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

     BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

     For the year ended December 31, 1999, the Company filed its Annual Report on Form 10-K using audited statutory financial statements prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than GAAP. During 2000 the Company changed its basis of accounting to GAAP and has restated the financial statements for the prior years ended December 31, 1999 and 1998 to conform with GAAP. See
     Note 13 for a reconciliation of statutory surplus to GAAP equity and statutory net income to GAAP net income.

     The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life Finance Corporation, Sun Financial Group Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which
     Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner. All significant intercompany transactions have been eliminated in consolidation.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.
     Sun Benefit Services Company, Inc., Sun Life Finance Corporation and
     Sun Financial Group Advisers, Inc. are currently inactive. Sun Life of Canada Funding, LLC. was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

     In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

     During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain amounts in the prior years' financial statements have been reclassified to conform to the 2000 presentation.

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     INVESTMENTS

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis. The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

     Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

     Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

     Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

     Other invested assets consist primarily of leveraged leases and tax credit partnerships.

     The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

     Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

     Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


     DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized; generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

     OTHER ASSETS

     Property, equipment, leasehold improvements and capitalized software costs which are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 4.5% to 5.5% for life insurance and 6.0% to 11.3% for annuities. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon both the Company and its affiliates' experience and industry standards. Estimated liabilities are established for group life and health policies that contain experience-rating provisions.

     Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

     Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

     REVENUE AND EXPENSES

     Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

     Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     INCOME TAXES

     The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

     SEPARATE ACCOUNTS

     The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays the effective date of SFAS No. 133 for all fiscal quarters until fiscal years beginning after June 15, 2000.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which amended SFAS No. 133. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Initial application of SFAS No. 133, as amended, for the Company will begin January 1, 2001. The Company estimates that at January 1, 2001, it will record $8,600,000 as a cumulative transition adjustment that will increase earnings relating to derivatives not designated as hedges prior to adoption of SFAS 133.

     On January 1, 1999, the Company adopted AICPA SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. In the past, the Company has expensed such costs as they were incurred. The adoption of SOP 98-1, resulted in an increase in pre-tax income of $6,232,000 for the year ended December 31, 1999.

     In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the consensus provisions are not expected to have a material impact on the Company's financial condition or results of operations.

     In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishment of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. For transfers and servicing of financial assets and Extinguishment of liabilities, this standard will be effective for the Company's June 30, 2001 unaudited financial statements. However, for disclosures regarding securitizations and collateral, as well as recognition and reclassification of collateral, this standard will be effective for the Company's December 31, 2000 financial statements. The Company is currently evaluating the financial statement impact of the adoption of this standard, however, it does not expect the adoption of this standard to have a material effect on its financial position or results of operations.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

     Effective October 1, 1998, the Company terminated a reinsurance agreement with Sun Life Assurance Company of Canada resulting in a decrease in income from operations to the Company of approximately $64,000,000 in 1998.

     On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

     On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

     On January 14, 2000, the Company purchased $200,000,000 of notes from MFS. On November 1, 2000, MFS repaid $100,000,000 of these notes.

     On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

     On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

     On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

     On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

     As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the partnership capital securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business Trust sponsored by the Company's parent. Partnership capital securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These partnership capital securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun Life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting. The attached proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

                                                                    Proforma            Proforma
                                                                      2000                1999
                                                                ---------------     --------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1
  Net investment income                                                 338.8              419.8
  Net realized investment gains (losses)                                (19.9)               2.3
  Fee and other income                                                  297.9              217.5
                                                                ---------------     --------------

Total revenues                                                          661.6              684.7
                                                                ---------------     --------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9
  Other operating expenses                                              164.9              101.1
  Amortization of deferred policy acquisition costs                     123.8               67.8
                                                                ---------------     --------------

Total benefits and expenses                                             627.0              503.8
                                                                ---------------     --------------

Income (loss) from operations                                            34.6              180.9

    Interest expense                                                     94.5               94.5
                                                                ---------------     --------------

Income (loss) before income tax expense and discontinued
operations                                                              (59.9)              86.4
                                                                ---------------     --------------

Income tax expense (benefit):
    Federal                                                             (61.7)              30.0
    State                                                                (2.1)               0.4
                                                                ---------------     --------------

    Income tax expense (benefit)                                        (63.8)              30.4
                                                                ---------------     --------------

Net income from continuing operations                                     3.9               56.0

Net loss on disposal of subsidiaries, after tax                             -              (12.3)

Discontinued operations                                                     -                1.0
                                                                ---------------     --------------

Net income                                                        $       3.9         $     44.7
                                                                ===============     ==============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Dividends in the amounts of $10,000,000, $80,000,000, and $50,000,000, were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998, respectively. The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $31,857,416 in 2000, $30,745,000 in 1999, and $17,381,000 in 1998.

     As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

     The Company has accrued $4,259,000 for unpaid interest on surplus notes at December 31, 2000 and 1999, respectively. The Company expensed $43,266,000, $43,266,000, and $44,903,000 for interest on surplus notes and notes payable for the years ended December 31, 2000, 1999 and 1998, respectively.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. The following table lists the details of the surplus notes outstanding (in 000's):


                                                       MATURITY    PRINCIPAL    RATE
                                                      ----------------------------------
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07     $150,000    6.625%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15      150,000    7.250%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15        7,500    6.125%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07        7,500    5.750%
            Sun Life of Canada (U.S.) Holdings, Inc.   11/06/27      250,000    8.625%
                                                                   ------------
                                                Total               $565,000
                                                                   ============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of fixed maturities were as follows (in 000's):


                                                                                 DECEMBER 31, 2000
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              --------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $    183,733     $    8,286    $      (68)     $ 191,951
       States, provinces and political subdivisions                   22,515            653             -         23,168
       Mortgage-backed securities                                    123,113          2,132          (317)       124,928
       Public utilities                                              286,744         12,805        (5,914)       293,635
       Transportation                                                245,675         13,406        (3,821)       255,260
       Finance                                                       299,440          8,141        (5,761)       301,820
       Corporate                                                   1,293,302         52,597       (35,271)     1,310,628
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,454,522     $   98,020    $  (51,152)   $ 2,501,390
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $        500     $        1    $       -     $       501
       Mortgage-backed securities                                     18,281            556          (156)        18,681
       Public utilities                                               30,918          1,293          (243)        31,968
       Transportation                                                 97,900          3,218          (266)       100,852
       Finance                                                       159,250          5,470          (348)       164,372
       Corporate                                                     328,662          9,116        (5,975)       331,803
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $    635,511     $   19,654    $   (6,988)   $   648,177
                                                              ============================================================
     Held-to-maturity fixed maturities:
       Sun Life of Canada (U.S.) Holdings, Inc.,
       8.526% subordinated debt, due 2027                       $    600,000     $     -       $  (53,888)   $   546,112
                                                              ------------------------------------------------------------
     Total held-to-maturity fixed maturities                    $    600,000     $     -       $  (53,888)   $   546,112
                                                              ============================================================

                                                                                 DECEMBER 31, 1999
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              ---------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $    107,272     $    2,104    $   (3,191)   $   106,185
       States, provinces and political subdivisions                   32,593             15          (161)        32,447
       Mortgage-backed securities                                     98,903          1,225          (541)        99,587
       Public utilities                                              360,672          7,954        (9,780)       358,846
       Transportation                                                327,544          8,585        (4,258)       331,871
       Finance                                                       281,303          4,632        (6,935)       279,000
       Corporate                                                   1,477,105         22,851       (30,556)     1,469,400
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,685,392     $   47,366    $  (55,422)   $ 2,677,336
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $      1,000     $        2    $        -    $     1,002
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $      1,000     $        2    $        -    $     1,002
                                                              ============================================================

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.


                                                                                 DECEMBER 31, 2000

                                                                               AMORTIZED      ESTIMATED
                                                                                 COST         FAIR VALUE
                                                                          -------------------------------------
     Maturities of available-for-sale fixed securities:
               Due in one year or less                                    $      190,837     $      187,267
               Due after one year through five years                             949,281            959,260
               Due after five years through ten years                            537,068            563,360
               Due after ten years                                               777,336            791,503
                                                                          -------------------------------------
                                                                          $    2,454,522     $    2,501,390
                                                                          =====================================
     Maturities of trading fixed securities:
               Due in one year or less                                    $          500     $          501
               Due after one year through five years                             186,541            190,300
               Due after five years through ten years                            266,573            270,476
               Due after ten years                                               181,897            186,900
                                                                          -------------------------------------
                                                                          $      635,511     $      648,177
                                                                          =====================================
     Maturities of held-to-maturity securities:
               Due after ten years                                        $      600,000     $      546,112
                                                                          =====================================

     Gross gains of $9,056,000, $12,496,000 and $25,752,000 and gross losses of
     $24,018,000, $7,646,000, and $1,439,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2000, 1999, and 1998, respectively.

     Fixed maturities with an amortized cost of approximately $2,991,000 and $3,009,000 at December 31, 2000 and 1999 respectively, were on deposit with Federal and State governmental authorities as required by law.

     No fixed maturities have been pledged to collateralize various liabilities at December 31, 2000 and 1999, respectively.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     As of December 31, 2000 and 1999, 98% and 94%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2000, the Company incurred realized losses totalling $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the year 2000 unrealized losses are temporary in nature. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $243,000 of interest income on these holdings was not accrued. All of the Company's securities were income producing for the years ended December 31, 1999 and 1998.

     MORTGAGE LOANS AND REAL ESTATE

     The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):


                                                                              DECEMBER 31,
                                                                        2000               1999
                                                                 ---------------------------------------
     Total mortgage loans                                        $       846,439      $     931,351
                                                                 =======================================
     Real estate:
        Held-for-sale                                                      7,483              7,804
        Held for production of income                                     70,239             87,290
                                                                 ---------------------------------------
     Total real estate                                           $        77,722      $      95,094
                                                                 =======================================

     Accumulated depreciation on real estate was $14,879,000 and $18,529,000 at December 31, 2000 and 1999, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, mortgage loans' values are impaired or mortgage loans' values are impaired but they are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $18,165,000 and $33,577,000 at December 31, 2000 and 1999, respectively, against which there are allowances for losses of $4,675,000 and $7,750,000, respectively. During 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $1,500,000.

     The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):


                                             BALANCE AT                                     BALANCE AT
                                             JANUARY 1,      ADDITIONS     SUBTRACTIONS    DECEMBER 31,
                                          ---------------------------------------------------------------
     2000
     Mortgage loans                       $      7,750    $      3,837    $     (6,912)    $      4,675
     Real estate                                 1,723               -          (1,723)               -

     1999
     Mortgage loans                       $      6,600    $      4,045    $     (2,895)    $      7,750
     Real estate                                 1,250           1,379            (906)           1,723

     Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):


                                                  DECEMBER 31,
                                              2000           1999
                                          -------------------------------
     Property Type:
        Office building                   $     328,976   $      357,466
        Residential                              47,805           58,546
        Retail                                  379,326          433,970
        Industrial/warehouse                    153,580          156,204
        Other                                    19,149           29,732
        Valuation allowances                     (4,675)          (9,473)
                                          -------------------------------
     Total                                $     924,161   $    1,026,445
                                          ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                  DECEMBER 31,
                                                              2000           1999
                                                         -------------------------------
     Geographic region:
        Arizona                                          $     19,809    $     16,155
        California                                             87,607         117,355
        Colorado                                                8,636          13,019
        Connecticut                                            38,401          25,229
        Delaware                                               15,131          15,919
        Florida                                                36,179          43,718
        Georgia                                                46,895          52,178
        Indiana                                                13,496          19,174
        Kentucky                                               14,941          12,225
        Maryland                                               20,849          10,826
        Massachusetts                                          98,377          99,661
        Michigan                                               45,948          69,545
        Nevada                                                  5,308           5,532
        New Jersey                                             16,653          18,806
        New York                                               69,529          65,107
        North Carolina                                         11,009          10,111
        Ohio                                                   35,966          43,947
        Pennsylvania                                          132,615         159,328
        Tennessee                                              12,889          13,385
        Texas                                                  22,380          17,924
        Utah                                                   11,171          11,583
        Virginia                                               20,911          21,731
        Washington                                             60,560          68,657
        All other                                              83,576         104,803
        Valuation allowances                                   (4,675)         (9,473)
                                                         -------------------------------
     Total                                               $    924,161   $   1,026,445
                                                         ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     At December 31, 2000, scheduled mortgage loan maturities were as follows (000's):

     2001                                               $         81,373
     2002                                                         53,711
     2003                                                         31,245
     2004                                                         50,392
     2005                                                         89,651
     Thereafter                                                  540,067
                                                      -------------------
     Total                                              $        846,439
                                                      ===================

     Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $45,119,000 and $15,911,000 at December 31, 2000 and 1999, respectively.

     During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

     Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year were as follows:


                                                          CLASS B          CLASS I
     Prepayment speed                                      0                0
     Weighted average life in years                        7.25             4.54
     Expected credit losses                                0                0
     Residual cash flows discount rate                     7.798            8.844
     Treasury rate interpolated for average life           4.97             4.96
     Spread over treasuries                                2.83%            3.88%
     Duration in years                                     5.201            3.611

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):


                                                                             COMMERCIAL MORTGAGES

                                                                            CLASS B          CLASS I
                                                                           ----------       ----------
     Carrying amount of retained
       interests                                                            $    2,737      $   1,634
     Fair value of retained interests                                            2,875          1,716
     Weighted average life in years                                              7.254          4.543

     EXPECTED CREDIT LOSSES
     Impact on fair value of .025% of adverse change                                 4             36
     Impact on fair value of .05% of adverse change                                  8             73

     RESIDUAL CASH FLOWS DISCOUNT RATE
     Impact on fair value of .5% of adverse change                                  75             31
     Impact on fair value of 1% of adverse change                                  150             62

     The total principal amount of the commercial mortgage loans was $32,035,000 at December 31, 2000, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2000.

     SECURITIES LENDING

     The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2000 and 1999, respectively. The Company requires collateral at 102% of the value of securities loaned. As of December 31, 2000 and 1999, the Company had received no collateral for securities on loan. The income resulting from this program was $48,000, $37,000 and $135,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

     LEVERAGED LEASES

     The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.78 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master Lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                 YEAR ENDED DECEMBER 31,
                                                                 2000                1999
                                                            ---------------     ---------------
      Lease contracts receivable                            $      57,623      $       69,766
      Less: non-recourse debt                                     (57,607)            (69,749)
                                                            ---------------     ---------------
      Net Receivable                                                   16                  17
      Estimated residual value of leased assets                    41,150              41,150
      Less: unearned and deferred income                           (6,718)             (7,808)
                                                            ---------------     ---------------
      Investment in leverage lease                                 34,448              33,359
      Less: fees                                                      (88)               (113)
                                                            ---------------     ---------------
      Net investment in leverage leases                     $      34,360      $       33,246
                                                            ===============     ===============

     DERIVATIVES

     The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

     SWAPS

     Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

     In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

     The net increase (decrease) in net investment income related to interest rate swaps was $166,000, ($2,513,000) and ($1,686,000) for the years ended
     December 31, 2000, 1999 and 1998, respectively. The Company did not employ hedge accounting treatment in 2000, 1999 and 1998. As a result, the unrealized gains and losses were realized immediately in those years and the deferred balances as of the year ended December 31, 1997 were realized during 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company recognized gross realized gains on swaps of $3,924,000, $4,735,000, and $6,568,000 in 2000, 1999, and 1998, respectively, as well as gross realized losses of $1,156,000, $1,789,000, and $20,538,000 during
     2000, 1999, and 1998, respectively.

     The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2000 and 1999, the Company's derivatives had no significant concentration of credit risk. The Company does not require collateral or other security to support derivative financial instruments with credit risk.

     OPTIONS

     Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. Cash is exchanged to purchase the option and through the exercise date, the holder can elect to exercise the option or allow it to expire. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

     The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 2000
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $1,308,496      $  (40,432)
     Currency swaps                                           370,554           1,839
     Equity swaps                                             162,576         (16,883)
                                                          ---------------------------------
        Total                                              $1,841,626      $  (55,476)
                                                          =================================


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 1999
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $  368,000      $   9,522
     Currency swaps                                             1,700            295
                                                          ---------------------------------
        Total                                              $  369,700      $   9,817
                                                          =================================

At December 31, 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements. The unrealized gains (losses) on derivatives are included with other assets at December 31, 1999.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


4.   NET REALIZED INVESTMENT GAINS AND LOSSES

     Net realized investment gains (losses) consisted of the following (in
000's):

                                                      2000              1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  (14,962)        $  4,846          $ 24,268
     Mortgage and other loans                           2,057            1,981                36
     Real estate                                        5,211             (742)              499
     Derivative instruments                             2,768            2,945           (13,970)
     Short term investments                               (22)               4                24
     Write-down of fixed maturities                    (14,956)          (6,689)           (2,481)
                                                   ---------------------------------------------
        Total                                      $  (19,904)        $  2,345          $  8,376
                                                   =============================================

5.   NET INVESTMENT INCOME

     Net investment income consisted of the following (in 000's):

                                                      2000             1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  265,608       $  254,390        $  295,167
     Equity securities                                      -              (33)               37
     Mortgage and other loans                          77,807           90,638           103,804
     Real estate                                        8,868            6,829             7,844
     Policy loans                                       3,047            3,172             2,934
     Derivatives                                      (66,773)          17,671           (11,880)
     Income on funds withheld under reinsurance             -                -            67,045
     Other                                              4,664           (1,416)             (817)
                                                   ---------------------------------------------
        Gross investment income                       293,221          371,251           464,134
     Less: Investment expenses                          5,510            6,273             8,277
                                                   ---------------------------------------------
        Net investment income                      $  287,711       $  364,978        $  455,857
                                                   =============================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

    The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in 000's):

                                                        DECEMBER 31, 2000                     DECEMBER 31, 1999
                                                   CARRYING          ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
                                               ------------------------------------------------------------------------
 Financial assets:
         Cash and cash equivalents             $       390,049    $       390,049    $       550,265    $       550,265
         Fixed maturities                            3,749,567          3,695,679          2,678,340          2,678,340
         Short-term investments                        112,077            112,077            177,213            177,213
         Mortgages                                     846,439            886,384            931,351            933,725
         Derivatives                                   (55,476)           (55,476)             9,817              9,817
         Policy loans                                   41,459             41,459             40,660             40,660
         Other invested assets                          74,551             74,551             67,938             67,938

 Financial liabilities:
         Guaranteed investment contracts       $     1,002,865    $       998,544    $       677,265    $       665,830
         Contractholder deposit funds                2,129,758          2,090,197          2,279,413          2,213,896
         Fixed annuity contracts                       102,637             98,337            112,794            105,845
         Interest sensitive life insurance             114,198            116,900            116,999            119,659
         Long-term debt                                565,000            510,962            565,000            529,212
         Partnership capital securities                607,826            553,938                  -                  -

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

    The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

    Policy loans are stated at unpaid principal balances, which approximate fair value.

    The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

    The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

    The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

    INDIVIDUAL INSURANCE

    The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

    Effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada under which certain individual life insurance contracts issued by Sun Life Assurance Company of Canada were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada which provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These two agreements were terminated effective October 1, 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


7.  REINSURANCE (CONTINUED):

    The Company had an agreement with an unrelated company which provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

    The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.


    GROUP INSURANCE

    The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

    The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

    The effects of reinsurance were as follows (in 000's):

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          2000               1999               1998
                                                    ----------------------------------------------------
 Insurance premiums:
       Direct                                       $        51,058     $        54,662    $      58,940
       Assumed                                                    -                   -          159,787
       Ceded                                                  6,255               9,595           15,414
                                                    ----------------------------------------------------
 Net premiums                                       $        44,803     $        45,067    $     203,313
                                                    ====================================================

 Insurance and other individual policy benefits
  and claims:
       Direct                                       $       346,411     $       342,284    $     352,968
       Assumed                                                    -                   -          248,664
       Ceded                                                  8,077               7,433           13,523
                                                    ----------------------------------------------------
 Net policy benefits and claims                     $       338,334     $       334,851    $     588,109
                                                    ====================================================

    The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS:

    PENSION PLAN

    The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

    The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2000, 1999, and 1998 (in 000's):

                                                                                   YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                       2000                  1999                1998
                                                                ----------------------------------------------------------
   CHANGE IN PROJECTED BENEFIT OBLIGATION:
   Projected benefit obligation at beginning of                    $      99,520        $     110,792        $      79,684
   year

   Service cost                                                            5,242                5,632                4,506

   Interest cost                                                           7,399                6,952                6,452

   Actuarial loss (gain)                                                     579              (21,480)              21,975

   Benefits paid                                                          (3,065)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Projected benefit obligation at end of year                     $     109,675        $      99,520        $     110,792
                                                                ==========================================================

   CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                  $     158,271        $     151,575        $     136,610
   Actual return on plan assets                                            8,218                9,072               16,790
   Benefits paid                                                          (3,285)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Fair value of plan assets at end of year                        $     163,204        $     158,271        $     151,575
                                                                ==========================================================

   Funded status                                                   $      53,529        $      58,752        $      40,783
   Unrecognized net actuarial loss                                       (12,620)             (20,071)              (2,113)
   Unrecognized transition obligation                                    (20,561)             (22,617)             (24,674)
   Unrecognized prior service cost                                         6,501                7,081                7,661
                                                                ----------------------------------------------------------
   Prepaid benefit cost                                            $      26,849        $      23,145        $      21,657
                                                                ==========================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                          YEAR ENDED DECEMBER 31,
                                                                2000                1999                1998
                                                           -----------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST:
     Service cost                                           $      5,242        $      5,632        $      4,506

     Interest cost                                                 7,399               6,952               6,452

     Expected return on plan assets                              (13,723)            (12,041)            (10,172)

     Amortization of transition obligation asset                  (2,056)             (2,056)             (2,056)

     Amortization of prior service cost                              580                 580                 580

     Recognized net actuarial gain                                (1,146)               (554)               (677)
                                                           -----------------------------------------------------
     Net periodic benefit cost                              $     (3,704)       $     (1,487)       $     (1,367)
                                                           =====================================================
     The Company's share of net periodic benefit cost       $        805        $        736        $        586
                                                           =====================================================

    The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2000 and 1999 was 8.75% and the assumed rate of compensation increase for both 2000 and 1999 was 4.50%.

    The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $354,000, $284,000, and $231,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

    OTHER POST-RETIREMENT BENEFIT PLANS

    In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2000 and 1999 (in 000's).

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

                                                                            YEAR ENDED DECEMBER 31,
                                                                  2000                1999               1998
                                                            -----------------------------------------------------
     CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation at beginning of year                 $     12,217        $      10,419       $      9,845

     Service cost                                                     529                  413                240

     Interest cost                                                  1,139                  845                673

     Actuarial loss                                                 3,665                1,048                308

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------

     Benefit obligation at end of year                       $     17,085        $      12,217       $     10,419
                                                            =====================================================

     CHANGE IN FAIR VALUE OF PLAN ASSETS:
     Fair value of plan assets at beginning of year          $          -        $           -       $          -
     Employer contributions                                           465                  508                647

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------
     Fair value of plan assets at end of year                $          -        $           -       $          -
                                                            =====================================================

     Funded Status                                           $    (17,085)       $     (12,217)      $    (10,419)
     Unrecognized net actuarial loss                                4,914                1,469                586
     Unrecognized transition obligation                                95                  140                185
                                                            -----------------------------------------------------
     Prepaid (accrued) benefit cost                          $    (12,076)       $     (10,608)      $     (9,648)
                                                            =====================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                   2000                1999                  1998
                                                            ----------------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST
     Service cost                                            $           529      $           413       $          240

     Interest cost                                                     1,139                  845                  673

     Amortization of transition obligation(asset)                         45                   45                   45

     Recognized net actuarial loss (gain)                                219                  164                  (20)
                                                            ----------------------------------------------------------

     Net periodic benefit cost                               $         1,932      $         1,467       $          938
                                                            ==========================================================

     The Company's share of net periodic benefit cost        $           219      $           185       $           95
                                                            ==========================================================

In order to measure the postretirement benefit obligation at December 31, 2000 the Company assumed a 10.9% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). These rates were assumed to decrease gradually to 5.0% for 2006 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $3.4 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $405 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $2.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $320 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation for both 2000 and 1999 was 7.50%.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES

    The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2000, 1999 and 1998 was as follows (in 000's):

                                                          2000           1999              1998
                                                      -----------    -------------    -------------
       Federal income tax expense (benefit):
           Current                                    $   (8,536)    $      18,570    $      19,476
           Deferred                                      (53,145)           10,210          (8,551)
                                                       ----------     ------------     ------------

       Total                                          $  (61,681)    $      28,780    $      10,925
                                                       ==========     ============     ============

    Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                                   2000            1999             1998
                                                               -----------    -------------    -------------
       Expected federal income tax expense                     $  (21,455)    $      28,969    $       9,405
           Low income housing credit                               (5,805)           (6,348)          (4,446)
           Additional tax provision                               (35,897)            6,851            5,423
           Other                                                    1,476              (692)             543
                                                                ----------     ------------     ------------
       Federal income tax expense                              $  (61,681)    $      28,780    $      10,925
                                                                ==========     ============     ============

   The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2000 and 1999 were as follows (in 000's):

                                                                    2000                1999
                                                              -----------------   -----------------
      Deferred tax assets:
          Actuarial liabilities                               $        177,709    $        136,560
          Other                                                            845                 943
                                                              -----------------   -----------------
       Total deferred tax assets                              $        178,554    $        137,503
      Deferred tax liabilities:
          Deferred policy acquisition costs                           (189,447)           (193,238)
          Investments, net                                             (30,513)            (21,940)
                                                              -----------------   -----------------
      Total deferred tax liabilities                          $       (219,960)   $       (215,178)
                                                              -----------------   -----------------
      Net deferred tax liabilities                            $        (41,406)   $        (77,675)
                                                              =================   =================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES (CONTINUED)

    The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

    The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.


10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                                                    2000                1999
                                                            ---------------------------------------
      Balance at January 1                                   $          17,755    $          15,002
      Less reinsurance recoverables                                     (4,036)              (3,232)
                                                            ---------------------------------------
      Net balance at January 1                                          13,719               11,770
                                                            ---------------------------------------
      Incurred related to:
        Current year                                                    10,670               12,187
        Prior years                                                        (14)              (1,487)
                                                            ---------------------------------------
      Total incurred                                                    10,656               10,700
                                                            ---------------------------------------
      Paid losses related to:
        Current year                                                    (5,473)              (6,755)
        Prior years                                                     (3,395)              (1,996)
                                                            ---------------------------------------
      Total paid                                                        (8,868)              (8,751)
                                                            ---------------------------------------

      Net balance at December 31                                        20,574               17,755
      Plus reinsurance recoverables                                     (5,067)              (4,036)
                                                            ---------------------------------------
      Balance at December 31                                 $          15,507    $          13,719
                                                            =======================================

   The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


11. DEFERRED POLICY ACQUISITION COSTS

     The following illustrates the changes to the deferred policy acquisition costs (in 000's):

                                                                                                   2000             1999
                                                                                            ----------------- ----------------
       Balance at January 1                                                                  $        686,278  $       523,872
           Acquisition costs deferred                                                                 206,869          156,228
           Amortized to expense during the year                                                      (123,832)         (67,815)
           Adjustment for unrealized investment gains (losses) during the year                         (7,327)          73,993

                                                                                            ----------------- ----------------
       Balance at December 31                                                                $        761,988  $       686,278
                                                                                            ================= ================

12. SEGMENT INFORMATION

     The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

     The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

     The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

     The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

     The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


12. SEGMENT INFORMATION (CONTINUED)

     The following amounts pertain to the various business segments (in 000's):


                                                      YEAR ENDED DECEMBER 31, 2000

                                                                           PRETAX
                                    TOTAL               TOTAL               INCOME         NET OPERATING           TOTAL
                                  REVENUES           EXPENDITURES           (LOSS)         INCOME (LOSS)           ASSETS
                                --------------     -----------------     ------------    -----------------    ----------------
      Individual Protection       $    44,206        $       44,477        $    (271)      $         (176)      $   1,242,549
      Group Protection                 17,194                15,350            1,844                1,199              30,514
      Wealth Management               533,517               556,864          (23,347)              (6,911)         22,094,736
      Corporate                        15,552                55,025          (39,473)               8,419             689,869
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   610,469        $      671,716        $ (61,247)      $        2,531       $  24,057,668
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1999

      Individual Protection       $    17,625        $       18,001        $    (376)      $          198       $     302,100
      Group Protection                 16,415                15,541              874                  568              27,286
      Wealth Management               563,836               460,788          103,048               73,002          20,911,529
      Corporate                        31,996                52,731          (20,735)             (20,036)            243,998
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   629,872        $      547,061        $  82,811       $       53,732       $  21,484,913
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1998

      Individual Protection       $   232,193        $      300,478        $ (68,285)      $      (45,186)      $     365,397
      Group Protection                 15,259                13,023            2,236                1,433              23,297
      Wealth Management               560,643               457,483          103,160               74,662          17,572,436
      Corporate                        38,600                50,838          (12,238)             (16,803)            287,132
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   846,695        $      821,822        $  24,873       $       14,106       $  18,248,262
                                ==============     =================     ============    =================    ================

13.  REGULATORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


13.  REGULATORY FINANCIAL INFORMATION (CONTINUED):

    The following information reconciles statutory net income and statutory surplus with net income and equity on a GAAP basis (in 000's):

                                                                             YEAR ENDED DECEMBER 31,
                                                                  2000                 1999               1998
                                                              --------------       --------------    ----------------
      Statutory net income                                      $      (236)         $    90,358       $     125,401

      Adjustments to GAAP for life insurance companies:
        Statutory interest maintenance reserve                        4,341                3,956               2,925
        Investment income and realized gains (losses)               (90,373)              13,803              (4,532)
        Policyowner premiums and benefits                           (36,572)            (135,416)           (178,973)
        Deferred policy acquisition costs                            83,037               88,413              60,527
        Deferred income taxes                                        45,358              (13,615)              8,886
        Other, net                                                   (3,024)              (5,057)                  -
                                                              --------------       --------------    ----------------
      GAAP net income                                           $     2,531          $    42,442       $      14,234
                                                              ==============       ==============    ================

                                                                    DECEMBER 31, 2000          DECEMBER 31, 1999
                                                                 -----------------------    -----------------------
      Statutory capital stock and surplus                           $         940,335          $         886,342

      Adjustments to GAAP for life insurance companies:
        Valuation of investments                                              (37,011)                     3,697
        Deferred policy acquisition costs                                     761,988                    686,278
        Future policy benefits and
           Contractholder deposit funds                                      (388,946)                  (350,181)
        Deferred income taxes                                                 (41,406)                   (77,675)
        Statutory interest maintenance reserve                                 39,979                     42,325
        Statutory asset valuation reserve                                      45,376                     45,281
        Surplus notes                                                        (565,000)                  (565,000)
        Other, net                                                              5,848                        178
                                                                 -----------------------    -----------------------
      GAAP equity                                                   $         761,163          $         671,245
                                                                 =======================    =======================

    The NAIC has codified statutory accounting practices, which are expected to constitute the only source of prescribed statutory accounting practices effective January 1, 2001. The codification has resulted in changes to many of the prescribed accounting practices that insurance companies use to prepare their statutory financial statements. The effect of the changes to accounting practices as a result of codification in 2001 is estimated to be an increase in the Company's statutory surplus of $24 million, primarily from the establishment of deferred tax assets.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


14.  DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $10,000,000, $80,000,000 and $50,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998. These dividends were approved by the Board of Directors.

     On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000, $6,500,000, and $3,000,000 were declared and paid during 2000, 1999, and 1998, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


15. COMMITMENTS AND CONTINGENCIES

    REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $4,000,000, $3,500,000, and $3,500,000 in 2000, 1999 and 1998, respectively.

    LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurance, management, at the present time, does not anticipate that the ultimate liability arising from such pending and threatened litigation will have a material effect on the financial condition or operating results of the Company.

    LINES OF CREDIT

    The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October, 2001, the other in October, 2003. As of December 31, 2000, no amounts have been borrowed.


    LEASE COMMITMENTS

    The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2000, minimum future lease payments under such leases are as follows:

                           2001                                   $4,090,800
                           2002                                    4,144,350
                           2003                                    3,090,600
                           2004                                    2,575,500
                           Thereafter                                      -
                                                                ------------
                           Total                                 $13,901,250
                                                                ============

    Total rental expense for the years ended December 31, 2000, 1999 and 1998 was $4,582,913, $4,656,000, and $4,139,000, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


16. DISCONTINUED OPERATIONS

    During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of MCIC and NLT, which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

    There were no results from discontinued operations in 2000. Income from discontinued operations for the years ended December 31, 1999 and 1998 were as follows (in 000's):

                                                           1999               1998
                                                    ------------------- ------------------
      Revenue                                          $       22,667      $     104,225
      Expenses                                                 21,430            104,593
      Provision for income taxes                                  203               (445)
                                                    ------------------- ------------------
      Income from discontinued operations              $        1,034      $          77
                                                    =================== ==================

INDEPENDENT AUDITORS' REPORT






To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.):


We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Boston, Massachusetts


February 7, 2001